$2,229,924,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-8 SENIOR/SUBORDINATE CERTIFICATES

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s)
A1(4)	470,122,000	1 M LIBOR	0.86	1-23	16.75%	TBD	10/25/2035	AAA/Aaa
A2(5)	639,237,000	1 M LIBOR	0.86	1-23	16.75%	TBD	10/25/2035	AAA/Aaa
A3(4)(5)(6)	526,475,000	1 M LIBOR	3.00	23-62	16.75%	TBD	10/25/2035	AAA/Aaa
A4(4)(5)(6)	229,906,000	1 M LIBOR	6.17	62-77	16.75%	TBD	10/25/2035	AAA/Aaa
M1	86,283,000	1 M LIBOR	4.59	43-77	12.90%	TBD	10/25/2035	AA+/Aa1
M2	62,752,000	1 M LIBOR	4.50	41-77	10.10%	TBD	10/25/2035	AA/Aa2
M3	52,667,000	1 M LIBOR	4.45	40-77	7.75%	TBD	10/25/2035	AA-/Aa3
M4	30,255,000	1 M LIBOR	4.42	39-77	6.40%	TBD	10/25/2035	A+/A1
M5	29,135,000	1 M LIBOR	4.40	38-77	5.10%	TBD	10/25/2035	A/A2
M6	25,773,000	1 M LIBOR	4.38	38-77	3.95%	TBD	10/25/2035	A-/A3
M7	25,773,000	6.000%	4.38	37-77	2.80%	N/A	10/25/2035	BBB+/Baa1
M8	17,929,000	6.000%	4.31	37-77	2.00%	N/A	10/25/2035	BBB/Baa2
M9	21,291,000	6.000%	3.96	37-69	1.05%	N/A	10/25/2035	BBB-/Baa3
B	12,326,000	6.000%	3.22	37-48	0.50%	N/A	10/25/2035	BB+/Ba2

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s)
A1(4)	470,122,000	1 M LIBOR	0.86	1-23	16.75%	TBD	10/25/2035	AAA/Aaa
A2(5)	639,237,000	1 M LIBOR	0.86	1-23	16.75%	TBD	10/25/2035	AAA/Aaa
A3(4)(5)(6)	526,475,000	1 M LIBOR	3.00	23-62	16.75%	TBD	10/25/2035	AAA/Aaa
A4(4)(5)(6)	229,906,000	1 M LIBOR	7.75	62-173	16.75%	TBD	10/25/2035	AAA/Aaa
M1	86,283,000	1 M LIBOR	5.03	43-138	12.90%	TBD	10/25/2035	AA+/Aa1
M2	62,752,000	1 M LIBOR	4.91	41-130	10.10%	TBD	10/25/2035	AA/Aa2
M3	52,667,000	1 M LIBOR	4.83	40-122	7.75%	TBD	10/25/2035	AA-/Aa3
M4	30,255,000	1 M LIBOR	4.76	39-113	6.40%	TBD	10/25/2035	A+/A1
M5	29,135,000	1 M LIBOR	4.70	38-107	5.10%	TBD	10/25/2035	A/A2
M6	25,773,000	1 M LIBOR	4.61	38-100	3.95%	TBD	10/25/2035	A-/A3
M7	25,773,000	6.000%	4.51	37-91	2.80%	N/A	10/25/2035	BBB+/Baa1
M8	17,929,000	6.000%	4.32	37-80	2.00%	N/A	10/25/2035	BBB/Baa2
M9	21,291,000	6.000%	3.96	37-69	1.05%	N/A	10/25/2035	BBB-/Baa3
B	12,326,000	6.000%	3.22	37-48	0.50%	N/A	10/25/2035	BB+/Ba2

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates were priced assuming a prepayment speed equal to 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 Certificates and the A3(1) and A4(1) Components are the Senior Certificates of Group 1.  The A3(1) Component will have an approximate initial component balance of $223,142,000.  The A4(1) Component will have an approximate initial component balance of $97,396,000.

(5)

The Class A2 Certificates and the A3(2) and A4(2) Components are the Senior Certificates of Group 2.  The A3(2) Component will have an approximate initial component balance of $303,333,000.  The A4(2) Component will have an approximate initial component balance of $132,510,000.

(6)

The Class A3 and Class A4 Certificates are Component Certificates, made up of one component from each Collateral Group.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group and then from the unrelated group, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal from Group 1 will be paid to the Class A1 Certificates, A3(1) and A4(1) Components, sequentially and in that order, until reduced to zero;

2)

All principal from Group 2 will be paid to the Class A2 Certificates, A3(2) and A4(2) Components, sequentially and in that order, until reduced to zero;

3)

If the Senior Certificates and Components related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Components of the unrelated group, to be paid as described above, until all of the Senior Certificates and Components have been reduced to zero; and

4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the Senior Certificates and Components, to be paid as described in (I)(1) and (I)(2) above; provided, however, that principal will only be allocated to the Senior Certificates and Components in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates and Components related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Components of the unrelated group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the earlier of (x) the Distribution Date in which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 33.50% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, M1, M2, M3, M4, M5 and M6 Certificates (the “LIBOR Certificates”) and the A3(1), A3(2), A4(1) and A4(2) Components (the “Components”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the applicable Net Funds Cap (as defined herein).  The Interest Rate for the Class A3 Certificates will be equal to the weighted average of the Interest Rates on the A3(1) and A3(2) Components, weighted on the basis of their related Component Principal Amounts for such Distribution Date.  The Interest Rate for the Class A4 Certificates will be equal to the weighted average of the Interest Rates on the A4(1) and A4(2) Components, weighted on the basis of their related Component Principal Amounts for such Distribution Date.  Interest for the LIBOR Certificates and the Components will be calculated on an actual/360 basis.

The Interest Rates for the Class M7, M8, M9 and B Certificates (the “Fixed Rate Certificates”) will initially be equal to the lesser of (i) the stated fixed rate and (ii) the Subordinate Net Funds Cap (as defined herein).  Interest for the Fixed Rate Certificates will be calculated on a 30/360 basis.

The “Accrual Period” for the LIBOR Certificates, the Fixed Rate Certificates and the Components for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on September 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1 and Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, from the unrelated Group, to the extent not paid above;

(4)

On each Distribution Date beginning in October 2015, to the Final Maturity Reserve Fund, the Final Maturity Reserve Fund Amount from each Group;

(5)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates and the A3(1) and A4(1) Component from Group 1 Interest, on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Class A2 Certificates and the A3(2) and A4(2) Component from Group 2 Interest, on a pro rata basis;

(7)

To pay Current Interest and Carryforward Interest to the Senior Certificates and Components on a pro rata basis, to the extent not paid above;

(8)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order;

(9)

To pay the Credit Risk Manager Fee;

(10)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(11)

Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts;

(13)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates and Components, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(15)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Notional Balance ($)	Rate of Payment by Trust (%)	Month	Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	385,875,000	4.50
2	2,085,917,000	3.98	32	360,849,000	4.51
3	2,021,207,000	4.08	33	340,421,000	4.52
4	1,958,417,000	4.15	34	323,709,000	4.52
5	1,897,489,000	4.18	35	307,817,000	4.53
6	1,838,367,000	4.22	36	292,710,000	4.53
7	1,781,000,000	4.34	37	278,344,000	4.54
8	1,725,334,000	4.36	38	264,682,000	4.55
9	1,671,320,000	4.37	39	251,690,000	4.56
10	1,618,908,000	4.38	40	239,334,000	4.56
11	1,568,052,000	4.39	41	227,584,000	4.57
12	1,518,704,000	4.40	42	216,410,000	4.58
13	1,470,822,000	4.42	43	205,784,000	4.58
14	1,424,360,000	4.43	44	195,678,000	4.59
15	1,379,278,000	4.46	45	186,070,000	4.60
16	1,335,533,000	4.47	46	176,930,000	4.61
17	1,289,650,000	4.44	47	168,240,000	4.61
18	1,232,796,000	4.46	48	159,975,000	4.62
19	1,176,829,000	4.48	49	152,117,000	4.63
20	1,121,838,000	4.49	50	144,643,000	4.64
21	1,067,907,000	4.50	51	137,535,000	4.65
22	1,015,112,000	4.50	52	130,778,000	4.65
23	963,527,000	4.50	53	124,351,000	4.66
24	913,215,000	4.49	54	118,239,000	4.67
25	739,843,000	4.47	55	112,427,000	4.67
26	646,666,000	4.48	56	106,901,000	4.68
27	565,221,000	4.48	57	101,646,000	4.69
28	503,305,000	4.49	58	96,646,000	4.69
29	455,031,000	4.49	59	91,890,000	4.70
30	416,704,000	4.50	60	87,353,000	4.71

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Senior Certificates and Components on a pro rata basis, to the extent unpaid;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, to the extent unpaid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target*;

(6)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts, to the extent not yet paid*;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates and Components, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (5) and (6) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates, Fixed Rate Certificates and Components for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates, Fixed Rate Certificates and Components for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class or Component Principal Amount of such Component.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the sum of (x) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (y) the Final Maturity Reserve Fund Amount and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for both groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates and Components related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Final Maturity Reserve Trust

On each Distribution Date beginning with October 2015, an amount (the “Final Maturity Reserve Fund Amount”) equal to the product of (x) the Final Maturity Reserve Fund Rate, (y) the outstanding pool balance on such Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Accrual Period and the denominator of which is 360 will be deposited into the Final Maturity Reserve Account.  On the earlier of the termination of the Trust Fund or the Distribution Date in October 2035, amounts on deposit in the Final Maturity Reserve Account will be distributed as principal and interest on the Certificates.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC Mortgage (61.86%), New Century Capital Corp. (21.21%), Aurora (8.55%) and Lime Financial (3.74%) and as of the Closing Date are serviced by Option One (61.66%), New Century (21.21%), Aurora (8.63%), JPMorgan Chase (4.06%), Wells Fargo (2.33%) and HomEq (2.11%).  All of the Mortgage Loans serviced by Option One will transfer to one or more servicers on or about November 1, 2005.  All of the Mortgage Loans servicer by New Century will transfer to Wells Fargo on or about November 1, 2005.

Mortgage Insurance

Approximately 76.03% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, PMI, RMIC and certain other providers.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution, to the extent that (a) the amount of interest payable to a Class of Certificates or Component, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class or Component will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.

The “Unpaid Basis Risk Shortfall” for any Class of Certificates or Components on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class or Component for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class or Component in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3 and A4 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1 and A2 Certificates and A3(1), A3(2), A4(1) and A4(2) Components will double, the margins on the Class M1, M2, M3, M4, M5 and M6 Certificates will increase to 1.5 times their initial margins and the stated rate on the Class M7, M8, M9 and B Certificates will increase by 0.50%.

Credit Enhancement

Subordination

The Class A1, A2, A3 and A4 Certificates will have limited protection by means of the subordination of the Class M and Class B Certificates.  The Class A1, A2, A3 and A4 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates until reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have each been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 50.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

October 2007 to September 2008

1.15% for the first month, plus an additional 1/12th of 1.40% for each month thereafter

October 2008 to September 2009

2.55% for the first month, plus an additional 1/12th of 1.45% for each month thereafter

October 2009 to September 2010

4.00% for the first month, plus an additional 1/12th of

0.75% for each month thereafter

October 2010 to September 2011

4.75% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

October 2011 and thereafter

5.00%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, the Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	(212) 438-7317	Eliza Chu
Moody’s	(212) 553-1019	Wioletta Francowicz

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-8
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	The Murrayhill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in October 2005.
Cut-Off Date:	September 1, 2005
Pricing Date:	September [•], 2005
Closing Date:	September 30, 2005
Settlement Date:	September 30, 2005
Delay Days:	0 day delay
Dated Date:	September 25, 2005
Day Count:	Actual/360 for the LIBOR Certificates and Components 30/360 for the Fixed Rate Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Final Maturity Reserve Fund Rate:	Prior to the Distribution Date in October 2015, 0.00%. On each Distribution Date beginning with October 2015, [0.022]% per annum.
Credit Risk Manager Fee:	0.011% of the loan principal balance annually.
Servicing Fee:	The servicing fee for the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Clearstream and Euroclear.

Summary of Terms (continued)
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.35	1.06	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	9/25/2008	1/25/2008	8/25/2007	4/25/2007	1/25/2007

Class A2
Avg. Life (yrs)	1.35	1.06	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	9/25/2008	1/25/2008	8/25/2007	4/25/2007	1/25/2007

Class A3
Avg. Life (yrs)	5.07	3.91	3.00	2.23	1.89
Window (mos)	36-98	28-77	23-62	19-36	16-31
Expected Final Mat.	11/25/2013	2/25/2012	11/25/2010	9/25/2008	4/25/2008

Class A4
Avg. Life (yrs)	9.63	7.60	6.17	5.17	3.56
Window (mos)	98-120	77-95	62-77	36-65	31-55
Expected Final Mat.	9/25/2015	8/25/2013	2/25/2012	2/25/2011	4/25/2010

Class M1
Avg. Life (yrs)	6.51	5.24	4.59	4.41	4.52
Window (mos)	37-120	40-95	43-77	46-65	51-55
Expected Final Mat.	9/25/2015	8/25/2013	2/25/2012	2/25/2011	4/25/2010

Class M2
Avg. Life (yrs)	6.51	5.21	4.50	4.19	4.16
Window (mos)	37-120	39-95	41-77	43-65	46-55
Expected Final Mat.	9/25/2015	8/25/2013	2/25/2012	2/25/2011	4/25/2010

Class M3
Avg. Life (yrs)	6.51	5.20	4.45	4.07	3.91
Window (mos)	37-120	38-95	40-77	41-65	43-55
Expected Final Mat.	9/25/2015	8/25/2013	2/25/2012	2/25/2011	4/25/2010

Class M4
Avg. Life (yrs)	6.51	5.19	4.42	4.00	3.79
Window (mos)	37-120	38-95	39-77	40-65	42-55
Expected Final Mat.	9/25/2015	8/25/2013	2/25/2012	2/25/2011	4/25/2010

Class M5
Avg. Life (yrs)	6.51	5.19	4.40	3.96	3.71
Window (mos)	37-120	37-95	38-77	39-65	40-55
Expected Final Mat.	9/25/2015	8/25/2013	2/25/2012	2/25/2011	4/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.51	5.18	4.38	3.93	3.65
Window (mos)	37-120	37-95	38-77	39-65	39-55
Expected Final Mat.	9/25/2015	8/25/2013	2/25/2012	2/25/2011	4/25/2010

Class M7
Avg. Life (yrs)	6.51	5.18	4.38	3.89	3.60
Window (mos)	37-120	37-95	37-77	38-65	38-55
Expected Final Mat.	9/25/2015	8/25/2013	2/25/2012	2/25/2011	4/25/2010

Class M8
Avg. Life (yrs)	6.44	5.12	4.31	3.84	3.51
Window (mos)	37-120	37-95	37-77	37-65	38-55
Expected Final Mat.	9/25/2015	8/25/2013	2/25/2012	2/25/2011	4/25/2010

Class M9
Avg. Life (yrs)	5.91	4.70	3.96	3.51	3.25
Window (mos)	37-108	37-85	37-69	37-58	37-49
Expected Final Mat.	9/25/2014	10/25/2012	6/25/2011	7/25/2010	10/25/2009

Class B
Avg. Life (yrs)	4.47	3.62	3.22	3.08	3.07
Window (mos)	37-75	37-59	37-48	37-40	37-37
Expected Final Mat.	12/25/2011	8/25/2010	9/25/2009	1/25/2009	10/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.35	1.06	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	9/25/2008	1/25/2008	8/25/2007	4/25/2007	1/25/2007

Class A2
Avg. Life (yrs)	1.35	1.06	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	9/25/2008	1/25/2008	8/25/2007	4/25/2007	1/25/2007

Class A3
Avg. Life (yrs)	5.07	3.91	3.00	2.23	1.89
Window (mos)	36-98	28-77	23-62	19-36	16-31
Expected Final Mat.	11/25/2013	2/25/2012	11/25/2010	9/25/2008	4/25/2008

Class A4
Avg. Life (yrs)	11.99	9.50	7.75	6.45	4.59
Window (mos)	98-258	77-209	62-173	36-145	31-123
Expected Final Mat.	3/25/2027	2/25/2023	2/25/2020	10/25/2017	12/25/2015

Class M1
Avg. Life (yrs)	7.17	5.77	5.03	4.76	4.98
Window (mos)	37-210	40-169	43-138	46-115	51-98
Expected Final Mat.	3/25/2023	10/25/2019	3/25/2017	4/25/2015	11/25/2013

Class M2
Avg. Life (yrs)	7.13	5.71	4.91	4.52	4.44
Window (mos)	37-198	39-159	41-130	43-108	46-92
Expected Final Mat.	3/25/2022	12/25/2018	7/25/2016	9/25/2014	5/25/2013

Class M3
Avg. Life (yrs)	7.08	5.66	4.83	4.37	4.17
Window (mos)	37-186	38-149	40-122	41-102	43-86
Expected Final Mat.	3/25/2021	2/25/2018	11/25/2015	3/25/2014	11/25/2012

Class M4
Avg. Life (yrs)	7.03	5.61	4.76	4.27	4.02
Window (mos)	37-175	38-139	39-113	40-94	42-80
Expected Final Mat.	4/25/2020	4/25/2017	2/25/2015	7/25/2013	5/25/2012

Class M5
Avg. Life (yrs)	6.96	5.55	4.70	4.19	3.91
Window (mos)	37-166	37-131	38-107	39-89	40-76
Expected Final Mat.	7/25/2019	8/25/2016	8/25/2014	2/25/2013	1/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.87	5.46	4.61	4.11	3.80
Window (mos)	37-155	37-122	38-100	39-83	39-70
Expected Final Mat.	8/25/2018	11/25/2015	1/25/2014	8/25/2012	7/25/2011

Class M7
Avg. Life (yrs)	6.71	5.33	4.51	3.98	3.68
Window (mos)	37-142	37-112	37-91	38-76	38-65
Expected Final Mat.	7/25/2017	1/25/2015	4/25/2013	1/25/2012	2/25/2011

Class M8
Avg. Life (yrs)	6.45	5.13	4.32	3.84	3.52
Window (mos)	37-125	37-99	37-80	37-67	38-57
Expected Final Mat.	2/25/2016	12/25/2013	5/25/2012	4/25/2011	6/25/2010

Class M9
Avg. Life (yrs)	5.91	4.70	3.96	3.51	3.25
Window (mos)	37-108	37-85	37-69	37-58	37-49
Expected Final Mat.	9/25/2014	10/25/2012	6/25/2011	7/25/2010	10/25/2009

Class B
Avg. Life (yrs)	4.47	3.62	3.22	3.08	3.07
Window (mos)	37-75	37-59	37-48	37-40	37-37
Expected Final Mat.	12/25/2011	8/25/2010	9/25/2009	1/25/2009	10/25/2008

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates and Components of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.41194	6.44376	6.43027	40	14.80217	14.90206	14.85973
2	21.07703	21.10791	21.09482	41	15.51505	15.60153	15.56488
3	21.66365	21.69565	21.68209	42	17.06145	17.15725	17.11665
4	20.88005	20.91110	20.89794	43	15.31097	15.39755	15.36086
5	20.83183	20.86297	20.84977	44	15.71749	15.80701	15.76907
6	22.99958	23.03416	23.01950	45	15.11458	15.19921	15.16335
7	20.64152	20.67284	20.65957	46	15.58995	15.68087	15.64234
8	21.28764	21.32010	21.30635	47	15.81598	15.89048	15.85891
9	20.56894	20.60045	20.58710	48	15.72348	15.79802	15.76643
10	21.22081	21.25346	21.23962	49	16.15404	16.23111	16.19845
11	20.50290	20.53460	20.52117	50	15.54426	15.61888	15.58726
12	20.46882	20.50061	20.48714	51	15.97465	16.04980	16.01795
13	21.10572	21.13867	21.12471	52	15.41643	15.48569	15.45634
14	20.38934	20.42132	20.40777	53	15.65793	15.72561	15.69693
15	21.01267	21.04581	21.03176	54	17.24529	17.32025	17.28848
16	20.29774	20.32991	20.31628	55	15.49903	15.56676	15.53805
17	20.25860	20.29086	20.27719	56	15.93486	16.00488	15.97521
18	22.18031	22.21614	22.20096	57	15.34428	15.41206	15.38333
19	19.79397	19.82644	19.81268	58	15.82642	15.90577	15.87214
20	20.19991	20.23356	20.21930	59	15.30830	15.34244	15.32797
21	19.29585	19.34831	19.32608	60	15.23601	15.27014	15.25568
22	19.71742	19.77667	19.75156	61	12.21282	12.24810	12.23315
23	20.26157	20.35566	20.31579	62	11.81950	11.85364	11.83917
24	19.97883	20.07300	20.03309	63	12.21415	12.24943	12.23448
25	18.56760	18.66500	18.62372	64	11.82278	11.86171	11.84521
26	16.94629	17.04063	17.00065	65	11.84122	11.86883	11.85713
27	16.56830	16.67266	16.62843	66	13.11064	13.14121	13.12825
28	15.39114	15.50001	15.45388	67	11.84252	11.87013	11.85843
29	15.65350	15.76038	15.71509	68	12.23795	12.26648	12.25439
30	16.30167	16.41599	16.36755	69	11.84384	11.87145	11.85975
31	14.94420	15.05122	15.00587	70	12.23932	12.27441	12.25954
32	15.19891	15.30958	15.26268	71	11.85465	11.87912	11.86875
33	14.54246	14.65041	14.60467	72	11.85532	11.87979	11.86942
34	15.02156	15.13362	15.08613	73	12.25120	12.27648	12.26577
35	15.27513	15.36419	15.32645	74	11.85667	11.88114	11.87077
36	15.16036	15.24948	15.21171	75	12.25260	12.27788	12.26717
37	15.54581	15.63797	15.59892	76	11.85804	11.88744	11.87498
38	14.93071	15.01996	14.98214	77	11.86553	11.88812	11.87855
39	15.31811	15.41521	15.37406	78	12.68458	12.70873	12.69850

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	2.32%	31	3.73%
2	2.03%	32	3.86%
3	2.07%	33	3.71%
4	1.83%	34	3.93%
5	1.82%	35	3.91%
6	2.19%	36	3.90%
7	1.65%	37	4.04%
8	1.77%	38	3.92%
9	1.61%	39	4.08%
10	1.74%	40	3.97%
11	1.58%	41	4.03%
12	1.56%	42	4.48%
13	1.69%	43	4.03%
14	1.52%	44	4.18%
15	1.64%	45	4.03%
16	1.47%	46	4.19%
17	1.49%	47	4.07%
18	1.91%	48	4.07%
19	1.45%	49	4.22%
20	1.58%	50	4.07%
21	1.44%	51	4.21%
22	1.64%	52	4.07%
23	3.01%	53	4.09%
24	3.02%	54	4.54%
25	3.19%	55	4.09%
26	3.04%	56	4.23%
27	3.19%	57	4.08%
28	3.10%	58	4.25%
29	3.74%	59	4.14%
30	4.02%	60	4.14%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

SAIL 2005-8 Collateral Summary – Aggregate

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Aggregate

Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	5,569	$1,138,951,838.32	50.82%	7.409%	100.00%	613	81.89%	53.37%	34.75%
2/1 ARM (1 yr Libor)	29	4,214,777.39	0.19	7.665	100.00	730	100.00	100.00	93.21
2/13 ARM (Libor)	2	288,483.89	0.01	6.254	100.00	755	84.43	48.31	48.31
2/38 ARM (Libor)	49	14,717,972.90	0.66	6.986	100.00	648	80.66	19.69	14.34
3/27 ARM (Libor)	414	81,847,013.83	3.65	7.154	100.00	622	81.21	59.87	29.39
5/25 ARM (Libor)	59	13,248,349.80	0.59	6.813	100.00	662	80.97	69.63	38.60
Balloon	1,598	112,909,009.53	5.04	9.586	0.00	656	95.10	51.30	7.92
Fixed Rate	1,440	211,902,082.69	9.46	7.323	0.00	636	78.76	69.81	30.01
3/1 ARM (1 yr Libor)	11	1,673,658.53	0.07	7.398	100.00	722	100.00	77.17	75.98
3/37 ARM (Libor)	6	2,247,598.80	0.10	6.256	100.00	636	70.76	85.54	14.60
5/35 ARM (Libor)	4	1,492,337.88	0.07	7.160	100.00	629	75.23	47.18	0.00
Subtotal (Non-IO):	9,181	$1,583,493,123.56	70.66%	7.529%	79.49%	621	82.40%	55.77%	31.91%

Interest-Only Loans:
2/28 ARM (Libor)	2,006	$591,528,806.82	26.39%	6.752%	100.00%	650	82.02%	43.44%	25.87%
3/27 ARM (Libor)	216	56,585,555.08	2.52	6.606	100.00	657	81.66	55.50	29.51
5/25 ARM (Libor)	14	4,642,134.82	0.21	6.316	100.00	685	72.37	58.98	9.61
Fixed Rate	23	4,879,977.91	0.22	6.899	0.00	632	78.96	74.53	36.57
Subtotal (IO Loans):	2,259	$657,636,474.63	29.34%	6.737%	99.26%	651	81.90%	44.82%	26.15%

Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	257	$76,501,595.27	11.63%	6.642%	100.00%	649	81.44%	39.31%	28.09%
36	25	6,201,452.60	0.94	6.939	100.00	648	82.54	39.95	29.66
60	1,958	570,339,348.63	86.73	6.747	99.18	651	81.97	45.71	25.86
120	19	4,594,078.13	0.70	6.788	96.08	673	80.55	31.39	24.71
Total:	2,259	$657,636,474.63	100.00%	6.737%	99.26%	651	81.90%	44.82%	26.15%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,115	$40,270,516.19	1.80%	10.089%	18.82%	641	94.14%	56.82%	8.48%
50,000.01 - 100,000.00	2,182	165,632,309.95	7.39	8.682	52.21	628	86.73	60.09	17.81
100,000.01 - 150,000.00	2,018	252,470,572.73	11.27	7.657	78.09	623	82.06	63.04	25.85
150,000.01 - 200,000.00	1,616	283,391,327.34	12.65	7.316	88.05	623	80.75	60.28	29.25
200,000.01 - 250,000.00	1,172	262,993,140.87	11.73	7.188	89.90	624	80.53	51.98	29.02
250,000.01 - 300,000.00	1,035	285,169,692.38	12.72	7.059	89.95	628	80.36	47.68	28.58
300,000.01 - 350,000.00	707	229,472,251.31	10.24	7.016	92.19	627	81.57	47.97	32.96
350,000.01 - 400,000.00	561	210,360,686.89	9.39	7.013	90.54	631	81.94	44.30	34.06
400,000.01 - 450,000.00	395	168,263,381.09	7.51	6.917	90.72	637	82.44	42.50	36.14
450,000.01 - 500,000.00	285	135,558,156.03	6.05	6.923	94.78	637	83.45	46.73	39.35
500,000.01 - 550,000.00	152	80,014,641.66	3.57	6.803	92.76	644	84.63	48.63	43.41
550,000.01 - 600,000.00	111	63,870,421.69	2.85	6.869	95.50	635	83.46	56.13	41.58
600,000.01 - 650,000.00	37	23,045,534.28	1.03	6.721	94.71	648	82.89	51.21	24.47
650,000.01 >=	54	40,616,965.78	1.81	6.743	92.43	656	82.39	69.21	24.69
Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	9,682	$2,138,078,692.95	95.40%	7.149%	89.40%	628	81.41%	52.95%	31.68%
2nd Lien	1,758	103,050,905.24	4.60	10.372	0.00	658	99.83	44.29	0.00
Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	5,300	$1,150,713,577.26	51.35%	7.175%	83.69%	609	79.67%	59.42%	34.23%
Purchase	5,599	989,604,577.31	44.16	7.449	87.54	655	85.22	43.49	24.99
Rate/Term Refinance	533	98,653,699.72	4.40	7.194	81.11	616	82.52	63.48	35.61
Debt Consolidation	8	2,157,743.90	0.10	7.175	100.00	593	87.21	51.02	45.98
Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	10,243	$2,030,656,701.76	90.61%	7.231%	84.56%	626	81.78%	52.67%	27.22%
Investment	1,108	195,330,053.87	8.72	7.964	92.53	661	86.98	51.72	59.15
Second Home	89	15,142,842.56	0.68	7.479	89.89	650	85.81	48.12	58.78
Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,619	$100,206,033.77	4.47%	10.053%	0.29%	654	96.16%	47.56%	2.60%
181 - 240	112	9,415,719.78	0.42	8.175	0.00	629	81.08	64.15	17.25
241 - 360	9,644	2,111,451,231.40	94.21	7.166	89.64	628	81.64	52.95	31.75
361 - 480	65	20,056,613.24	0.89	6.877	92.03	647	78.35	30.68	12.83
Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,619	$100,206,033.77	4.47%	10.053%	0.29%	654	96.16%	47.56%	2.60%
181 - 240	112	9,415,719.78	0.42	8.175	0.00	629	81.08	64.15	17.25
241 - 360	9,644	2,111,451,231.40	94.21	7.166	89.64	628	81.64	52.95	31.75
361 - 480	65	20,056,613.24	0.89	6.877	92.03	647	78.35	30.68	12.83
Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	3,525	$975,432,596.65	43.52%	6.980%	87.26%	632	80.45%	46.74%	26.12%
FL	937	147,830,230.94	6.60	7.530	81.45	621	82.33	52.61	33.47
IL	854	138,516,781.75	6.18	7.823	90.44	629	85.02	54.38	36.70
NY	429	120,017,313.93	5.36	7.381	78.69	635	83.19	43.70	38.79
AZ	645	103,455,774.39	4.62	7.435	88.88	633	83.12	59.40	29.47
MN	539	73,975,365.68	3.30	7.560	87.02	638	85.53	51.29	31.95
NV	309	63,213,404.07	2.82	7.154	89.42	633	82.07	51.27	30.04
NJ	257	58,047,943.92	2.59	7.581	87.28	624	81.57	46.00	40.08
MI	468	53,140,848.83	2.37	7.721	87.66	621	86.08	71.00	29.74
MD	250	51,100,756.48	2.28	7.551	87.25	611	81.26	63.39	28.00
Other	3,227	456,398,581.55	20.36	7.548	80.07	627	84.06	63.05	32.68
Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	589	$103,619,377.41	4.62%	6.879%	70.45%	604	50.48%	57.22%	0.00%
60.01 to 70.00%	703	145,314,083.87	6.48	7.039	79.71	595	66.47	56.80	0.00
70.01 to 80.00%	4,346	998,318,503.88	44.55	6.919	92.66	637	79.05	45.14	0.00
80.01 to 85.00%
With MI:	746	181,542,113.03	8.10	7.192	85.59	606	84.44	58.50	100.00
Without MI:	306	58,826,422.50	2.62	7.718	93.01	562	84.62	65.33	0.00
85.01 to 90.00%
With MI:	1,217	297,301,676.51	13.27	7.308	91.00	637	89.62	52.42	100.00
Without MI:	467	91,317,385.39	4.07	7.649	88.91	599	89.69	54.47	0.00
90.01 to 95.00%
With MI:	713	156,046,338.15	6.96	7.539	89.53	655	94.82	74.86	100.00
Without MI:	245	48,159,032.00	2.15	7.730	92.61	624	94.72	76.66	0.00
95.01 to 100.00%
With MI:	234	42,381,858.48	1.89	7.915	88.04	686	99.81	60.91	100.00
Without MI:	116	15,251,901.73	0.68	8.336	92.55	645	99.91	65.19	0.00
Subtotal (First Lien):	9,682	$2,138,078,692.95	95.40%	7.149%	89.40%	628	81.41%	52.95%	31.68%

Second Lien Loans:
80.01 to 85.00%	1	$58,740.31	0.00%	11.500%	0.00%	608	82.59%	100.00%	0.00%
85.01 to 90.00%	1	54,962.27	0.00	11.200	0.00	652	89.51	100.00	0.00
90.01 to 95.00%	51	2,798,761.13	0.12	10.298	0.00	659	94.87	39.44	0.00
95.01 to 100.00%	1,705	100,138,441.53	4.47	10.373	0.00	658	99.98	44.36	0.00
Subtotal (Second Lien):	1,758	$103,050,905.24	4.60%	10.372%	0.00%	658	99.83%	44.29%	0.00%

Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	3,499	$780,891,363.58	34.84%	7.303%	86.56%	632	84.82%	59.41%	86.73%
60.01 to 70.00%	703	145,314,083.87	6.48	7.039	79.71	595	66.47	56.80	0.00
70.01 to 80.00%	4,346	998,318,503.88	44.55	6.919	92.66	637	79.05	45.14	0.00
80.01 to 85.00%	306	58,826,422.50	2.62	7.718	93.01	562	84.62	65.33	0.00
85.01 to 90.00%	467	91,317,385.39	4.07	7.649	88.91	599	89.69	54.47	0.00
90.01 to 95.00%	245	48,159,032.00	2.15	7.730	92.61	624	94.72	76.66	0.00
95.01 to 100.00%	116	15,251,901.73	0.68	8.336	92.55	645	99.91	65.19	0.00
Subtotal (First Lien):	9,682	$2,138,078,692.95	95.40%	7.149%	89.40%	628	81.41%	52.95%	31.68%

Second Lien Loans:
80.01 to 85.00%	1	$58,740.31	0.00%	11.500%	0.00%	608	82.59%	100.00%	0.00%
85.01 to 90.00%	1	54,962.27	0.00	11.200	0.00	652	89.51	100.00	0.00
90.01 to 95.00%	51	2,798,761.13	0.12	10.298	0.00	659	94.87	39.44	0.00
95.01 to 100.00%	1,705	100,138,441.53	4.47	10.373	0.00	658	99.98	44.36	0.00
Subtotal (Second Lien):	1,758	$103,050,905.24	4.60%	10.372%	0.00%	658	99.83%	44.29%	0.00%

Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	583	$101,708,077.87	4.54%	6.872%	70.02%	605	50.44%	56.91%	0.00%
60.01 to 70.00%	697	144,632,982.38	6.45	7.038	79.79	595	66.34	56.38	0.00
70.01 to 80.00%	1,692	382,149,873.57	17.05	7.212	85.38	600	77.57	51.25	0.00
80.01 to 85.00%
With MI:	716	175,662,971.36	7.84	7.187	85.24	605	84.43	58.57	100.00
Without MI:	286	57,415,272.26	2.56	7.643	92.37	565	84.33	65.82	0.00
85.01 to 90.00%
With MI:	1,161	287,730,320.52	12.84	7.290	90.87	636	89.62	53.21	100.00
Without MI:	444	91,503,521.95	4.08	7.573	88.36	605	88.86	52.29	0.00
90.01 to 95.00%
With MI:	732	159,060,443.61	7.10	7.545	89.72	654	94.57	73.16	100.00
Without MI:	380	77,072,498.84	3.44	7.499	94.94	629	89.39	64.47	0.00
95.01 to 100.00%
With MI:	301	54,818,250.68	2.45	7.839	89.44	680	97.43	58.92	100.00
Without MI:	2,690	606,324,479.91	27.05	6.782	97.06	658	80.53	42.37	0.00
Subtotal (First Lien):	9,682	$2,138,078,692.95	95.40%	7.149%	89.40%	628	81.41%	52.95%	31.68%

Second Lien Loans:
80.01 to 85.00%	1	$58,740.31	0.00%	11.500%	0.00%	608	82.59%	100.00%	0.00%
85.01 to 90.00%	1	54,962.27	0.00	11.200	0.00	652	89.51	100.00	0.00
90.01 to 95.00%	51	2,798,761.13	0.12	10.298	0.00	659	94.87	39.44	0.00
95.01 to 100.00%	1,705	100,138,441.53	4.47	10.373	0.00	658	99.98	44.36	0.00
Subtotal (Second Lien):	1,758	$103,050,905.24	4.60%	10.372%	0.00%	658	99.83%	44.29%	0.00%

Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
460 - 499	8	$1,770,099.57	0.08%	7.082%	100.00%	484	84.32%	78.42%	0.00%
500 - 520	391	72,971,040.68	3.26	8.286	95.74	510	74.91	78.06	14.63
521 - 540	480	96,315,646.04	4.30	7.930	94.42	531	76.36	71.97	18.18
541 - 560	685	138,806,532.86	6.19	7.660	89.84	551	79.13	66.13	26.45
561 - 580	731	146,890,443.32	6.55	7.549	91.21	571	79.25	59.76	31.55
581 - 600	1,157	215,545,949.66	9.62	7.328	87.11	591	80.92	65.60	29.74
601 - 620	1,512	292,136,225.37	13.04	7.217	83.82	611	82.85	63.08	33.92
621 - 640	1,818	348,133,616.39	15.53	7.225	82.63	630	82.92	49.48	29.34
641 - 660	1,558	301,077,380.26	13.43	7.209	83.82	650	84.26	42.39	33.06
661 - 680	1,069	207,453,302.73	9.26	7.144	82.15	670	83.68	38.95	29.31
681 - 700	816	165,031,272.97	7.36	7.024	83.62	690	84.24	38.53	31.36
701 - 720	465	94,065,585.24	4.20	6.960	80.78	710	84.02	41.04	34.08
721 - 740	302	66,831,230.24	2.98	6.985	83.79	731	84.86	35.30	31.21
741 - 760	234	50,760,176.42	2.26	7.060	82.85	750	86.05	37.77	43.96
761 - 780	124	25,360,932.93	1.13	7.100	84.96	769	83.97	36.91	30.24
781 >=	90	17,980,163.51	0.80	6.968	75.32	793	85.54	55.28	31.62
Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	8,203	$1,563,300,858.86	69.76%	7.280%	84.77%	625	81.81%	53.94%	29.21%
PUD	1,416	296,373,263.29	13.22	7.283	85.83	632	82.61	52.12	27.13
2-4 Family	875	216,168,574.62	9.65	7.473	87.69	647	83.62	45.30	40.53
Condo	943	164,915,117.82	7.36	7.253	86.30	646	84.06	49.59	31.86
Manufactured Housing	3	371,783.60	0.02	6.919	0.00	677	85.00	100.00	0.00
Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$438,628,082.25	$89,145,746.78	$1,180,743,606.20	$21,963,209.91	$0.00	$0.00	$1,730,480,645.14
Fixed Rate	40,685,042.67	15,319,982.48	9,485,540.87	150,678,598.35	0.00	612,896.23	216,782,060.60
3/27 ARM (Libor)	44,423,002.84	3,226,234.27	4,194,903.47	86,588,428.33	0.00	0.00	138,432,568.91
Balloon	36,832,888.84	3,471,519.00	9,233,326.13	63,371,275.56	0.00	0.00	112,909,009.53
5/25 ARM (Libor)	3,059,122.17	438,400.00	468,579.08	13,464,784.18	0.00	459,599.19	17,890,484.62
2/38 ARM (Libor)	1,576,416.18	1,669,359.33	11,472,197.39	0.00	0.00	0.00	14,717,972.90
2/1 ARM (1 yr Libor)	2,108,670.67	143,693.10	1,145,200.34	817,213.28	0.00	0.00	4,214,777.39
3/37 ARM (Libor)	430,212.03	0.00	0.00	1,817,386.77	0.00	0.00	2,247,598.80
3/1 ARM (1 yr Libor)	570,050.48	0.00	228,211.52	875,396.53	0.00	0.00	1,673,658.53
5/35 ARM (Libor)	0.00	0.00	499,433.17	992,904.71	0.00	0.00	1,492,337.88
2/13 ARM (Libor)	149,107.15	0.00	139,376.74	0.00	0.00	0.00	288,483.89
Total:	$568,462,595.28	$113,414,934.96	$1,217,610,374.91	$340,569,197.62	$0.00	$1,072,495.42	$2,241,129,598.19

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	25.35%	5.15%	68.23%	1.27%	0.00%	0.00%	77.21%
Fixed Rate	18.77	7.07	4.38	69.51	0.00	0.28	9.67
3/27 ARM (Libor)	32.09	2.33	3.03	62.55	0.00	0.00	6.18
Balloon	32.62	3.07	8.18	56.13	0.00	0.00	5.04
5/25 ARM (Libor)	17.10	2.45	2.62	75.26	0.00	2.57	0.80
2/38 ARM (Libor)	10.71	11.34	77.95	0.00	0.00	0.00	0.66
2/1 ARM (1 yr Libor)	50.03	3.41	27.17	19.39	0.00	0.00	0.19
3/37 ARM (Libor)	19.14	0.00	0.00	80.86	0.00	0.00	0.10
3/1 ARM (1 yr Libor)	34.06	0.00	13.64	52.30	0.00	0.00	0.07
5/35 ARM (Libor)	0.00	0.00	33.47	66.53	0.00	0.00	0.07
2/13 ARM (Libor)	51.69	0.00	48.31	0.00	0.00	0.00	0.01
Total:	25.37%	5.06%	54.33%	15.20%	0.00%	0.05%	100.00%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	6,552	$1,430,731,253.01	63.84%	7.056%	84.13%	628	81.12%	52.87%	28.45%
None	3,140	568,462,595.28	25.37	7.825	86.36	632	84.16	48.92	34.76
2% of UPB	523	78,901,178.90	3.52	7.440	93.10	631	84.20	54.59	33.90
1% of Amount Prepaid	498	43,759,324.16	1.95	8.079	75.54	629	88.25	68.89	24.42
6 Mo. Int. on UPB	212	42,752,488.38	1.91	7.004	99.28	640	81.74	43.29	17.86
Other	515	76,522,758.46	3.41	7.454	88.63	621	84.18	67.41	36.07
Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	6,368	$1,177,848,389.86	52.56%	7.123%	82.21%	617	82.64%	100.00%	34.36%
Stated	4,477	901,829,204.34	40.24	7.554	88.02	645	82.18	0.00	26.75
Limited	580	158,769,334.12	7.08	7.117	92.55	633	80.13	0.00	19.62
No Documentation	15	2,682,669.87	0.12	7.665	87.39	638	66.78	0.00	8.45
Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	7	$1,932,960.48	0.09%	7.008%	68.75%	669	86.12%	100.00%	54.88%
5.01 to 10.00	29	7,260,468.04	0.32	7.120	72.86	653	82.20	100.00	25.70
10.01 to 15.00	73	14,808,168.72	0.66	7.131	80.10	634	83.67	100.00	50.94
15.01 to 20.00	129	19,842,759.34	0.89	7.256	80.86	620	80.57	100.00	39.01
20.01 to 25.00	276	43,421,909.52	1.94	7.353	78.39	609	80.36	100.00	34.06
25.01 to 30.00	447	79,148,252.12	3.53	7.064	81.65	625	80.92	100.00	34.60
30.01 to 35.00	670	116,034,581.77	5.18	7.077	83.68	621	82.35	100.00	37.81
35.01 to 40.00	906	162,238,754.51	7.24	7.096	81.38	617	82.53	100.00	36.66
40.01 to 45.00	1,307	239,641,899.46	10.69	7.138	82.70	619	83.36	100.00	35.10
45.01 to 50.00	2,011	377,996,050.10	16.87	7.139	83.24	616	83.84	100.00	32.76
50.01 to 55.00	510	114,587,460.82	5.11	7.066	80.63	604	79.93	100.00	28.82
55.01 to 60.00	3	935,124.98	0.04	6.105	85.41	608	70.11	100.00	0.00
Subtotal (Full Doc):	6,368	$1,177,848,389.86	52.56%	7.123%	82.21%	617	82.64%	100.00%	34.36%

Non-Full Doc Loans:
Not Available	14	$2,524,483.16	0.11%	7.644%	92.87%	636	65.96%	0.00%	8.98%
0.01 to 5.00	1	62,043.33	0.00	9.875	0.00	669	90.00	0.00	0.00
5.01 to 10.00	8	1,458,751.34	0.07	7.952	72.70	628	78.55	0.00	27.30
10.01 to 15.00	44	6,074,730.73	0.27	7.678	92.55	634	82.88	0.00	32.64
15.01 to 20.00	89	14,190,603.51	0.63	7.640	89.91	638	80.12	0.00	33.56
20.01 to 25.00	145	23,785,166.40	1.06	7.576	90.14	646	80.88	0.00	41.76
25.01 to 30.00	285	50,262,551.89	2.24	7.380	89.13	649	80.12	0.00	25.64
30.01 to 35.00	521	96,419,961.07	4.30	7.500	87.89	638	80.50	0.00	28.60
35.01 to 40.00	810	159,511,832.53	7.12	7.454	88.35	646	81.61	0.00	27.76
40.01 to 45.00	1,231	272,617,415.94	12.16	7.428	89.14	643	82.39	0.00	25.48
45.01 to 50.00	1,755	396,163,743.90	17.68	7.535	88.87	646	82.70	0.00	23.76
50.01 to 55.00	167	39,854,322.75	1.78	7.546	85.13	614	78.05	0.00	17.49
55.01 to 60.00	2	355,601.78	0.02	8.253	100.00	554	67.30	0.00	0.00
Subtotal (Non-Full Doc):	5,072	$1,063,281,208.33	47.44%	7.489%	88.70%	643	81.84%	0.00%	25.64%

Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	123	$37,463,089.10	1.67%	5.386%	100.00%	666	76.32%	80.72%	12.92%
5.501 to 6.000	652	188,847,692.88	8.43	5.844	100.00	656	78.95	72.57	20.31
6.001 to 6.500	1,159	311,649,359.58	13.91	6.316	100.00	645	79.98	60.34	24.42
6.501 to 7.000	1,733	440,958,784.01	19.68	6.821	100.00	636	81.40	45.91	27.54
7.001 to 7.500	1,377	319,185,776.81	14.24	7.288	100.00	621	82.21	43.15	34.27
7.501 to 8.000	1,386	288,514,803.91	12.87	7.783	100.00	612	83.72	46.02	41.03
8.001 to 8.500	763	140,935,521.92	6.29	8.273	100.00	602	84.55	44.57	42.01
8.501 to 9.000	691	115,882,386.40	5.17	8.773	100.00	596	85.47	44.29	44.26
9.001 to 9.500	249	38,367,597.79	1.71	9.249	100.00	594	85.99	40.78	40.79
9.501 to 10.000	171	21,347,639.62	0.95	9.736	100.00	583	83.60	33.71	31.45
10.001 to 10.500	43	4,904,099.43	0.22	10.204	100.00	573	79.13	45.51	22.70
10.501 to 11.000	25	2,913,041.49	0.13	10.743	100.00	554	77.80	18.76	14.84
Greater than 11.000	7	468,735.12	0.02	11.530	100.00	537	74.07	66.90	0.00
Subtotal (ARM Loans):	8,379	$1,911,438,528.06	85.29%	7.160%	100.00%	627	81.89%	50.66%	31.54%

Fixed Rate Loans:
Less than 5.501	1	$112,232.27	0.01%	5.480%	0.00%	759	95.00%	100.00%	100.00%
5.501 to 6.000	139	36,656,748.10	1.64	5.984	0.00	672	74.19	80.34	26.64
6.001 to 6.500	201	45,674,085.33	2.04	6.347	0.00	643	74.41	80.02	24.66
6.501 to 7.000	273	52,640,862.79	2.35	6.812	0.00	636	75.25	65.17	25.34
7.001 to 7.500	184	31,510,344.31	1.41	7.275	0.00	626	79.13	73.29	41.91
7.501 to 8.000	191	29,792,968.29	1.33	7.785	0.00	618	81.09	67.00	46.04
8.001 to 8.500	102	11,101,755.79	0.50	8.331	0.00	623	82.63	64.44	43.32
8.501 to 9.000	120	12,505,182.85	0.56	8.763	0.00	617	86.57	69.67	40.40
9.001 to 9.500	244	16,319,301.45	0.73	9.320	0.00	678	96.69	79.48	10.32
9.501 to 10.000	423	25,636,409.38	1.14	9.830	0.00	667	98.42	44.89	3.68
10.001 to 10.500	418	24,954,143.42	1.11	10.287	0.00	664	98.91	36.94	1.46
10.501 to 11.000	391	23,015,830.28	1.03	10.817	0.00	634	99.38	38.19	0.27
Greater than 11.000	374	19,771,205.87	0.88	11.440	0.00	620	98.96	38.80	0.00
Subtotal (Fixed Rate):	3,061	$329,691,070.13	14.71%	8.091%	0.00%	643	84.36%	63.54%	22.54%

Total:	11,440	$2,241,129,598.19	100.00%	7.297%	85.29%	630	82.26%	52.56%	30.22%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	4	$875,333.90	0.05%	6.571%	100.00%	707	62.56%	0.00%	0.00%
3.001 - 3.500	51	8,909,215.56	0.47	7.226	100.00	717	88.81	54.31	53.41
3.501 - 4.000	11	1,363,711.35	0.07	7.196	100.00	614	82.72	51.39	37.80
4.001 - 4.500	123	22,009,050.33	1.15	7.419	100.00	647	84.70	53.50	32.89
4.501 - 5.000	678	150,719,663.72	7.89	7.154	100.00	631	82.18	56.43	29.92
5.001 - 5.500	1,537	384,856,497.44	20.13	6.884	100.00	623	81.63	55.78	38.84
5.501 - 6.000	3,861	876,050,284.11	45.83	7.077	100.00	634	83.54	55.90	37.59
6.001 - 6.500	1,498	349,300,838.66	18.27	7.344	100.00	626	79.38	27.83	12.82
6.501 - 7.000	401	80,325,512.98	4.20	7.928	100.00	575	74.16	59.26	15.39
7.001 - 7.500	89	16,304,517.06	0.85	8.067	100.00	600	81.44	52.64	25.10
7.501 - 8.000	60	9,513,606.40	0.50	8.382	100.00	581	82.49	42.00	26.59
8.001 - 8.500	35	6,971,980.20	0.36	8.798	100.00	595	83.34	32.19	33.55
8.501 - 9.000	20	3,002,292.47	0.16	9.456	100.00	560	81.33	47.24	10.81
9.001 - 9.500	6	515,679.15	0.03	9.595	100.00	581	88.86	24.34	19.18
9.501 - 10.000	5	720,344.73	0.04	9.778	100.00	532	82.98	59.33	0.00
Total:	8,379	$1,911,438,528.06	100.00%	7.160%	100.00%	627	81.89%	50.66%	31.54%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	16	$2,173,836.46	0.11%	7.516%	100.00%	594	78.89%	58.27%	3.45%
1.500	1,863	391,833,206.81	20.50	7.195	100.00	618	80.44	52.13	29.91
2.000	5,241	1,194,691,856.29	62.50	7.204	100.00	629	82.72	52.55	34.49
3.000	1,246	318,535,311.97	16.66	6.959	100.00	634	80.75	41.67	23.10
5.000	12	3,934,316.53	0.21	6.600	100.00	667	73.26	57.39	0.00
6.000	1	270,000.00	0.01	6.250	100.00	703	23.48	0.00	0.00
Total:	8,379	$1,911,438,528.06	100.00%	7.160%	100.00%	627	81.89%	50.66%	31.54%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	6,455	$1,506,573,297.38	78.82%	7.150%	100.00%	629	82.23%	50.21%	31.90%
1.500	1,867	393,473,179.29	20.59	7.201	100.00	618	80.43	51.92	29.78
2.000	57	11,392,051.39	0.60	7.090	100.00	701	87.93	67.42	45.65
Total:	8,379	$1,911,438,528.06	100.00%	7.160%	100.00%	627	81.89%	50.66%	31.54%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	1	$319,314.20	0.02%	5.625%	100.00%	657	80.00%	100.00%	0.00%
11.001 - 11.500	60	16,705,985.11	0.87	5.705	100.00	656	79.48	60.13	8.51
11.501 - 12.000	152	45,096,853.22	2.36	5.927	100.00	659	79.00	59.60	11.22
12.001 - 12.500	328	92,136,602.41	4.82	6.100	100.00	656	78.67	58.12	16.81
12.501 - 13.000	812	222,521,619.34	11.64	6.195	100.00	648	79.72	60.98	21.44
13.001 - 13.500	1,091	289,677,376.80	15.15	6.473	100.00	639	80.35	60.25	26.55
13.501 - 14.000	1,646	408,523,065.76	21.37	6.924	100.00	633	81.78	48.20	30.12
14.001 - 14.500	1,278	288,798,236.05	15.11	7.343	100.00	619	82.28	43.44	34.89
14.501 - 15.000	1,228	254,871,208.78	13.33	7.833	100.00	611	83.63	45.62	41.67
15.001 - 15.500	690	126,637,807.48	6.63	8.308	100.00	604	84.54	44.72	44.20
15.501 - 16.000	646	106,410,906.49	5.57	8.802	100.00	596	85.60	45.55	44.67
16.001 - 16.500	227	33,988,074.56	1.78	9.254	100.00	596	86.90	43.46	45.12
16.501 - 17.000	150	18,074,995.90	0.95	9.758	100.00	586	83.32	32.88	34.18
17.001 - 17.500	41	4,583,358.36	0.24	10.204	100.00	568	78.19	46.61	19.38
17.501 - 18.000	22	2,624,388.48	0.14	10.753	100.00	554	77.39	17.26	16.47
18.001 - 18.500	3	174,371.08	0.01	11.184	100.00	525	70.45	54.14	0.00
18.501 - 19.000	4	294,364.04	0.02	11.736	100.00	544	76.22	74.46	0.00
Total:	8,379	$1,911,438,528.06	100.00%	7.160%	100.00%	627	81.89%	50.66%	31.54%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	77	$21,204,233.90	1.11%	5.581%	100.00%	674	77.17%	78.83%	14.12%
5.501 - 6.000	712	202,987,393.81	10.62	5.846	100.00	657	79.34	75.76	22.25
6.001 - 6.500	1,180	319,037,407.80	16.69	6.307	100.00	645	79.99	59.00	23.95
6.501 - 7.000	1,745	442,780,273.21	23.16	6.820	100.00	636	81.34	46.10	27.44
7.001 - 7.500	1,374	318,198,878.28	16.65	7.289	100.00	621	82.12	43.30	34.14
7.501 - 8.000	1,349	283,317,613.51	14.82	7.783	100.00	610	83.47	45.34	40.25
8.001 - 8.500	764	140,936,174.76	7.37	8.275	100.00	602	84.59	44.54	42.14
8.501 - 9.000	690	115,821,141.82	6.06	8.777	100.00	596	85.42	44.14	44.15
9.001 - 9.500	247	38,063,899.57	1.99	9.250	100.00	594	86.08	40.23	41.11
9.501 - 10.000	166	20,805,635.36	1.09	9.736	100.00	584	83.62	33.64	31.40
10.001 - 10.500	43	4,904,099.43	0.26	10.204	100.00	573	79.13	45.51	22.70
10.501 - 11.000	25	2,913,041.49	0.15	10.743	100.00	554	77.80	18.76	14.84
11.001 - 11.500	3	174,371.08	0.01	11.184	100.00	525	70.45	54.14	0.00
11.501 - 12.000	4	294,364.04	0.02	11.736	100.00	544	76.22	74.46	0.00
Total:	8,379	$1,911,438,528.06	100.00%	7.160%	100.00%	627	81.89%	50.66%	31.54%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	18	$4,670,823.69	0.24%	7.043%	100.00%	609	84.01%	40.29%	29.99%
13 - 24	7,639	1,745,251,590.28	91.31	7.184	100.00	626	81.96	49.87	31.72
25 - 36	645	142,133,291.59	7.44	6.925	100.00	637	81.46	58.68	29.80
37 >=	77	19,382,822.50	1.01	6.721	100.00	665	78.47	65.35	28.69
Total:	8,379	$1,911,438,528.06	100.00%	7.160%	100.00%	627	81.89%	50.66%	31.54%

SAIL 2005-8 Collateral Summary – Group 1

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 1

Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non-IO Loans:
2/28 ARM (Libor)	2,348	$477,288,410.71	50.25%	7.335%	100.00%	584	77.43%	83.69%	25.40%
2/13 ARM (Libor)	1	139,376.74	0.01	5.990	100.00	711	89.17	100.00	100.00
2/38 ARM (Libor)	9	2,533,145.83	0.27	7.283	100.00	571	76.16	94.08	12.77
3/27 ARM (Libor)	204	37,947,640.98	4.00	6.969	100.00	608	77.30	91.43	20.32
5/25 ARM (Libor)	21	6,637,408.07	0.70	6.515	100.00	651	79.70	92.71	30.78
Balloon	542	41,260,071.77	4.34	9.605	0.00	642	95.64	87.69	5.09
Fixed Rate	715	96,013,709.42	10.11	7.724	0.00	631	79.09	53.72	32.10
3/37 ARM (Libor)	5	1,898,220.94	0.20	6.414	100.00	614	72.96	82.88	17.29
5/35 ARM (Libor)	3	1,259,656.39	0.13	7.305	100.00	634	74.59	55.90	0.00
Subtotal (Non-IO):	3,848	$664,977,640.85	70.02%	7.500%	79.36%	596	78.79%	80.13%	24.77%

Interest-Only Loans:
2/28 ARM (Libor)	845	$251,173,024.23	26.45%	6.572%	100.00%	665	82.16%	61.20%	25.04%
3/27 ARM (Libor)	116	28,340,796.76	2.98	6.380	100.00	673	82.70	75.61	35.83
5/25 ARM (Libor)	8	2,738,134.82	0.29	6.270	100.00	680	77.26	100.00	16.30
Fixed Rate	11	2,512,483.41	0.26	6.657	0.00	655	80.76	76.96	59.23
Subtotal (IO Loans):	980	$284,764,439.22	29.98%	6.551%	99.12%	666	82.16%	63.15%	26.34%

Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	94	$28,704,559.52	10.08%	6.489%	100.00%	664	81.26%	63.74%	35.10%
36	13	2,854,818.45	1.00	6.501	100.00	666	82.16	53.40	28.98
60	864	251,198,083.12	88.21	6.559	99.07	666	82.29	63.37	25.37
120	9	2,006,978.13	0.70	6.507	91.03	662	78.86	40.89	18.05
Total:	980	$284,764,439.22	100.00%	6.551%	99.12%	666	82.16%	63.15%	26.34%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	398	$14,777,622.87	1.56%	9.893%	21.89%	616	88.70%	92.60%	6.61%
50,000.01 - 100,000.00	932	70,761,565.83	7.45	8.531	50.33	608	82.27	87.13	16.87
100,000.01 - 150,000.00	924	116,142,894.19	12.23	7.680	76.64	607	79.02	81.00	21.42
150,000.01 - 200,000.00	718	125,950,035.90	13.26	7.283	88.33	608	78.14	79.55	21.29
200,000.01 - 250,000.00	505	113,097,115.94	11.91	7.141	89.21	608	77.25	71.55	21.61
250,000.01 - 300,000.00	405	111,896,779.11	11.78	7.048	90.37	616	78.65	70.66	26.54
300,000.01 - 350,000.00	289	93,953,076.57	9.89	6.892	92.03	615	79.25	70.68	25.73
350,000.01 - 400,000.00	226	84,939,528.62	8.94	6.897	90.71	618	79.83	66.12	27.14
400,000.01 - 450,000.00	157	66,887,733.11	7.04	6.798	91.18	631	81.97	67.01	34.62
450,000.01 - 500,000.00	108	51,540,298.94	5.43	6.722	96.30	629	82.39	70.59	37.07
500,000.01 - 550,000.00	63	33,055,854.80	3.48	6.572	92.00	646	82.43	72.88	34.81
550,000.01 - 600,000.00	50	28,819,332.10	3.03	6.684	96.01	634	81.98	86.27	37.81
600,000.01 - 650,000.00	17	10,563,414.92	1.11	6.500	94.21	654	79.53	70.50	23.79
650,000.01 >=	36	27,356,827.17	2.88	6.725	97.47	654	81.11	83.80	24.00
Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	4,241	$912,420,116.14	96.07%	7.094%	88.77%	616	78.98%	74.02%	26.27%
2nd Lien	587	37,321,963.93	3.93	10.185	0.00	643	99.80	100.00	0.00
Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,884	$577,233,890.71	60.78%	7.251%	85.62%	599	77.84%	76.40%	29.15%
Purchase	1,651	322,376,033.99	33.94	7.149	85.48	650	83.09	71.35	17.14
Rate/Term Refinance	289	49,201,759.81	5.18	7.219	79.76	610	81.17	83.02	31.42
Debt Consolidation	4	930,395.56	0.10	7.366	100.00	610	87.40	86.18	74.51
Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	4,426	$886,026,141.57	93.29%	7.179%	85.52%	616	79.74%	75.07%	24.27%
Investment	373	58,960,016.61	6.21	7.739	82.44	638	80.75	74.90	37.92
Second Home	29	4,755,921.89	0.50	7.496	76.31	617	80.40	71.57	47.75
Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	578	$40,600,028.05	4.27%	9.735%	0.34%	640	93.93%	91.63%	5.40%
181 - 240	48	3,756,056.96	0.40	8.554	0.00	598	77.60	67.97	11.86
241 - 360	4,181	898,725,265.81	94.63	7.098	89.47	616	79.21	74.36	26.29
361 - 480	21	6,660,729.25	0.70	6.945	85.44	614	75.21	69.97	11.81
Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	578	$40,600,028.05	4.27%	9.735%	0.34%	640	93.93%	91.63%	5.40%
181 - 240	48	3,756,056.96	0.40	8.554	0.00	598	77.60	67.97	11.86
241 - 360	4,181	898,725,265.81	94.63	7.098	89.47	616	79.21	74.36	26.29
361 - 480	21	6,660,729.25	0.70	6.945	85.44	614	75.21	69.97	11.81
Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,475	$416,822,849.21	43.89%	6.902%	89.47%	626	78.75%	69.75%	22.76%
FL	397	61,577,582.73	6.48	7.537	79.28	602	79.52	74.32	26.91
IL	314	52,119,027.00	5.49	7.635	88.23	610	81.74	78.91	29.01
AZ	275	46,554,431.71	4.90	7.299	91.61	622	81.13	80.76	25.49
NY	165	43,610,280.13	4.59	7.213	75.41	619	78.88	66.68	30.01
NV	136	28,182,992.70	2.97	7.031	92.86	623	79.37	73.22	20.55
MN	192	27,567,153.81	2.90	7.294	90.89	623	83.10	80.46	28.71
MD	124	25,604,161.53	2.70	7.586	87.81	584	78.46	84.23	24.38
NJ	107	23,348,876.35	2.46	7.383	79.41	599	75.67	79.71	29.24
MI	201	21,785,988.80	2.29	7.744	83.27	602	82.99	93.47	26.20
Other	1,442	202,568,736.10	21.33	7.526	77.17	610	81.35	81.47	27.51
Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	367	$59,875,446.90	6.30%	7.179%	79.12%	590	50.09%	61.19%	0.00%
60.01 to 70.00%	477	90,250,886.35	9.50	7.383	86.72	583	66.53	59.42	0.00
70.01 to 80.00%	1,984	452,418,347.99	47.64	6.922	92.45	627	78.65	68.37	0.00
80.01 to 85.00%
With MI:	354	80,106,301.08	8.43	7.108	86.94	600	84.41	87.24	100.00
Without MI:	155	29,802,007.10	3.14	7.679	93.79	552	84.66	95.02	0.00
85.01 to 90.00%
With MI:	494	121,975,898.24	12.84	7.053	90.87	628	89.54	89.87	100.00
Without MI:	190	34,061,146.54	3.59	7.587	86.15	589	89.59	91.54	0.00
90.01 to 95.00%
With MI:	125	27,809,548.23	2.93	7.216	67.06	658	94.63	82.18	100.00
Without MI:	19	3,573,089.09	0.38	8.026	44.46	650	94.63	100.00	0.00
95.01 to 100.00%
With MI:	59	9,812,939.37	1.03	7.846	62.82	681	99.81	84.36	100.00
Without MI:	17	2,734,505.25	0.29	7.704	68.74	666	100.00	76.60	0.00
Subtotal (First Lien):	4,241	$912,420,116.14	96.07%	7.094%	88.77%	616	78.98%	74.02%	26.27%

Second Lien Loans:
80.01 to 85.00%	1	$58,740.31	0.01%	11.500%	0.00%	608	82.59%	100.00%	0.00%
85.01 to 90.00%	1	54,962.27	0.01	11.200	0.00	652	89.51	100.00	0.00
90.01 to 95.00%	20	1,057,772.97	0.11	9.982	0.00	653	94.66	100.00	0.00
95.01 to 100.00%	565	36,150,488.38	3.81	10.187	0.00	643	99.99	100.00	0.00
Subtotal (Second Lien):	587	$37,321,963.93	3.93%	10.185%	0.00%	643	99.80%	100.00%	0.00%

Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	1,399	$299,580,133.82	31.54%	7.134%	84.34%	618	81.10%	82.54%	80.01%
60.01 to 70.00%	477	90,250,886.35	9.50	7.383	86.72	583	66.53	59.42	0.00
70.01 to 80.00%	1,984	452,418,347.99	47.64	6.922	92.45	627	78.65	68.37	0.00
80.01 to 85.00%	155	29,802,007.10	3.14	7.679	93.79	552	84.66	95.02	0.00
85.01 to 90.00%	190	34,061,146.54	3.59	7.587	86.15	589	89.59	91.54	0.00
90.01 to 95.00%	19	3,573,089.09	0.38	8.026	44.46	650	94.63	100.00	0.00
95.01 to 100.00%	17	2,734,505.25	0.29	7.704	68.74	666	100.00	76.60	0.00
Subtotal (First Lien):	4,241	$912,420,116.14	96.07%	7.094%	88.77%	616	78.98%	74.02%	26.27%

Second Lien Loans:
80.01 to 85.00%	1	$58,740.31	0.01%	11.500%	0.00%	608	82.59%	100.00%	0.00%
85.01 to 90.00%	1	54,962.27	0.01	11.200	0.00	652	89.51	100.00	0.00
90.01 to 95.00%	20	1,057,772.97	0.11	9.982	0.00	653	94.66	100.00	0.00
95.01 to 100.00%	565	36,150,488.38	3.81	10.187	0.00	643	99.99	100.00	0.00
Subtotal (Second Lien):	587	$37,321,963.93	3.93%	10.185%	0.00%	643	99.80%	100.00%	0.00%

Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	364	$58,689,875.38	6.18%	7.192%	78.69%	590	50.04%	60.41%	0.00%
60.01 to 70.00%	474	90,424,524.50	9.52	7.371	86.75	583	66.41	59.72	0.00
70.01 to 80.00%	966	204,965,379.81	21.58	7.363	87.07	590	77.08	67.53	0.00
80.01 to 85.00%
With MI:	344	77,796,700.44	8.19	7.113	86.86	599	84.40	86.86	100.00
Without MI:	150	29,639,194.87	3.12	7.617	93.76	555	84.47	94.99	0.00
85.01 to 90.00%
With MI:	484	120,403,004.80	12.68	7.054	90.88	628	89.55	89.82	100.00
Without MI:	183	34,798,862.11	3.66	7.514	85.76	594	88.61	87.83	0.00
90.01 to 95.00%
With MI:	129	28,331,493.83	2.98	7.211	68.41	655	94.39	82.17	100.00
Without MI:	74	16,309,883.49	1.72	7.162	86.37	638	83.83	78.57	0.00
95.01 to 100.00%
With MI:	75	13,173,487.85	1.39	7.621	67.72	678	96.60	88.35	100.00
Without MI:	998	237,887,709.06	25.05	6.571	96.62	658	80.20	69.50	0.00
Subtotal (First Lien):	4,241	$912,420,116.14	96.07%	7.094%	88.77%	616	78.98%	74.02%	26.27%

Second Lien Loans:
80.01 to 85.00%	1	$58,740.31	0.01%	11.500%	0.00%	608	82.59%	100.00%	0.00%
85.01 to 90.00%	1	54,962.27	0.01	11.200	0.00	652	89.51	100.00	0.00
90.01 to 95.00%	20	1,057,772.97	0.11	9.982	0.00	653	94.66	100.00	0.00
95.01 to 100.00%	565	36,150,488.38	3.81	10.187	0.00	643	99.99	100.00	0.00
Subtotal (Second Lien):	587	$37,321,963.93	3.93%	10.185%	0.00%	643	99.80%	100.00%	0.00%

Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
460 - 499	5	$1,212,715.78	0.13%	7.405%	100.00%	479	81.15%	68.50%	0.00%
500 - 520	321	60,268,794.69	6.35	8.284	96.77	510	73.72	83.55	14.35
521 - 540	363	72,906,258.86	7.68	7.927	95.83	531	75.07	78.38	17.43
541 - 560	439	82,312,914.69	8.67	7.736	90.03	551	77.60	81.56	24.85
561 - 580	393	71,092,949.32	7.49	7.599	89.48	571	76.51	75.35	25.50
581 - 600	476	72,387,173.53	7.62	7.531	78.60	591	78.21	79.72	20.43
601 - 620	553	91,667,268.69	9.65	7.310	75.87	611	80.83	85.18	27.38
621 - 640	650	128,893,771.68	13.57	6.834	83.26	631	81.68	88.99	29.20
641 - 660	613	136,186,752.39	14.34	6.846	86.18	650	82.26	61.29	32.33
661 - 680	405	91,952,231.84	9.68	6.809	84.59	670	81.87	57.01	22.79
681 - 700	300	70,670,694.04	7.44	6.754	87.07	689	82.49	54.62	23.63
701 - 720	137	29,464,028.41	3.10	6.540	71.70	710	82.36	81.19	31.65
721 - 740	70	18,774,485.26	1.98	6.421	76.44	730	82.48	82.66	27.57
741 - 760	45	10,006,920.47	1.05	6.516	71.68	750	83.54	86.72	41.17
761 - 780	31	6,687,532.75	0.70	6.674	86.38	770	82.08	85.66	16.16
781 >=	27	5,257,587.67	0.55	6.517	75.37	793	82.04	91.87	16.22
Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	3,588	$686,076,999.26	72.24%	7.227%	85.52%	613	79.54%	75.61%	25.18%
PUD	579	124,638,343.04	13.12	7.230	85.96	620	80.66	75.68	22.02
2-4 Family	313	72,757,155.79	7.66	7.280	81.31	630	79.07	70.26	28.16
Condo	348	66,269,581.98	6.98	6.991	85.88	636	81.69	73.25	28.71
Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$163,428,974.94	$41,604,510.38	$513,908,656.61	$9,519,293.01	$0.00	$0.00	$728,461,434.94
Fixed Rate	24,752,653.92	6,373,968.36	3,878,224.99	62,908,449.33	0.00	612,896.23	98,526,192.83
3/27 ARM (Libor)	18,907,092.41	1,127,284.61	1,712,924.13	44,541,136.59	0.00	0.00	66,288,437.74
Balloon	13,444,680.25	816,558.62	4,440,906.06	22,557,926.84	0.00	0.00	41,260,071.77
5/25 ARM (Libor)	1,587,916.74	438,400.00	310,689.80	7,038,536.35	0.00	0.00	9,375,542.89
2/38 ARM (Libor)	502,052.57	311,499.85	1,719,593.41	0.00	0.00	0.00	2,533,145.83
3/37 ARM (Libor)	430,212.03	0.00	0.00	1,468,008.91	0.00	0.00	1,898,220.94
5/35 ARM (Libor)	0.00	0.00	499,433.17	760,223.22	0.00	0.00	1,259,656.39
2/13 ARM (Libor)	0.00	0.00	139,376.74	0.00	0.00	0.00	139,376.74
Total:	$223,053,582.86	$50,672,221.82	$526,609,804.91	$148,793,574.25	$0.00	$612,896.23	$949,742,080.07

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	22.43%	5.71%	70.55%	1.31%	0.00%	0.00%	76.70%
Fixed Rate	25.12	6.47	3.94	63.85	0.00	0.62	10.37
3/27 ARM (Libor)	28.52	1.70	2.58	67.19	0.00	0.00	6.98
Balloon	32.59	1.98	10.76	54.67	0.00	0.00	4.34
5/25 ARM (Libor)	16.94	4.68	3.31	75.07	0.00	0.00	0.99
2/38 ARM (Libor)	19.82	12.30	67.88	0.00	0.00	0.00	0.27
3/37 ARM (Libor)	22.66	0.00	0.00	77.34	0.00	0.00	0.20
5/35 ARM (Libor)	0.00	0.00	39.65	60.35	0.00	0.00	0.13
2/13 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	23.49%	5.34%	55.45%	15.67%	0.00%	0.06%	100.00%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,830	$625,307,766.51	65.84%	7.025%	85.34%	620	79.40%	73.23%	25.02%
None	1,259	223,053,582.86	23.49	7.666	82.88	613	80.08	76.32	25.31
2% of UPB	205	30,575,482.94	3.22	7.264	93.03	614	80.91	79.03	27.29
6 Mo. Int. on UPB	112	20,493,929.40	2.16	6.974	98.50	632	80.89	77.54	13.80
1% of Amount Prepaid	185	16,703,995.16	1.76	7.862	77.46	610	85.21	95.09	25.68
Other	237	33,607,323.20	3.54	7.533	88.93	598	81.00	85.17	33.77
Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	3,822	$712,691,686.40	75.04%	7.157%	87.42%	613	81.30%	100.00%	29.56%
Stated	853	195,749,244.61	20.61	7.432	78.87	630	75.39	0.00	13.15
Limited	147	40,119,029.60	4.22	7.186	78.65	626	75.26	0.00	8.30
No Documentation	6	1,182,119.46	0.12	7.541	84.77	609	61.96	0.00	0.00
Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	3	$801,849.47	0.08%	6.364%	88.79%	718	87.78%	100.00%	55.36%
5.01 to 10.00	21	5,817,264.59	0.61	7.081	77.66	650	83.53	100.00	24.30
10.01 to 15.00	50	9,097,054.81	0.96	7.245	84.08	632	83.46	100.00	46.88
15.01 to 20.00	96	12,954,071.49	1.36	7.222	85.49	610	76.71	100.00	31.64
20.01 to 25.00	172	27,008,401.75	2.84	7.377	84.52	599	77.30	100.00	34.09
25.01 to 30.00	270	47,217,512.60	4.97	7.069	89.96	620	79.61	100.00	31.49
30.01 to 35.00	416	73,639,338.76	7.75	7.087	88.98	613	81.18	100.00	33.59
35.01 to 40.00	531	97,179,162.31	10.23	7.139	87.01	614	81.83	100.00	33.55
40.01 to 45.00	771	144,794,627.91	15.25	7.142	86.47	619	81.88	100.00	28.50
45.01 to 50.00	1,198	228,215,083.25	24.03	7.196	87.09	614	82.72	100.00	28.59
50.01 to 55.00	293	65,468,643.77	6.89	7.125	90.45	592	77.61	100.00	19.08
55.01 to 60.00	1	498,675.69	0.05	6.650	100.00	577	75.64	100.00	0.00
Subtotal (Full Doc):	3,822	$712,691,686.40	75.04%	7.157%	87.42%	613	81.30%	100.00%	29.56%

Non-Full Doc Loans:
Not Available	6	$1,182,119.46	0.12%	7.541%	84.77%	609	61.96%	0.00%	0.00%
5.01 to 10.00	5	862,731.74	0.09	7.469	53.83	626	69.54	0.00	46.17
10.01 to 15.00	9	960,147.75	0.10	7.901	57.00	605	73.28	0.00	0.00
15.01 to 20.00	21	3,616,159.26	0.38	7.226	69.66	625	67.67	0.00	25.67
20.01 to 25.00	42	5,715,251.31	0.60	7.738	67.43	612	70.60	0.00	13.87
25.01 to 30.00	54	9,225,559.59	0.97	7.418	65.34	629	70.23	0.00	5.54
30.01 to 35.00	120	25,540,831.43	2.69	7.465	75.92	621	73.11	0.00	21.17
35.01 to 40.00	167	35,772,067.28	3.77	7.370	77.16	637	74.36	0.00	15.58
40.01 to 45.00	223	58,183,137.66	6.13	7.247	79.19	636	77.87	0.00	11.72
45.01 to 50.00	311	83,313,981.77	8.77	7.393	83.61	632	76.81	0.00	9.92
50.01 to 55.00	47	12,423,849.77	1.31	7.729	76.95	586	70.57	0.00	3.04
55.01 to 60.00	1	254,556.65	0.03	8.750	100.00	503	66.23	0.00	0.00
Subtotal (Non-Full Doc):	1,006	$237,050,393.67	24.96%	7.390%	78.87%	629	75.30%	0.00%	12.26%

Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	85	$25,638,418.76	2.70%	5.387%	100.00%	673	76.70%	94.43%	14.25%
5.501 to 6.000	378	112,354,767.89	11.83	5.834	100.00	658	79.27	95.27	23.51
6.001 to 6.500	560	149,283,894.73	15.72	6.304	100.00	642	80.18	86.57	26.90
6.501 to 7.000	636	159,973,758.53	16.84	6.808	100.00	630	81.23	73.89	29.33
7.001 to 7.500	590	127,686,814.92	13.44	7.273	100.00	599	77.72	68.07	25.05
7.501 to 8.000	558	113,544,104.55	11.96	7.773	100.00	578	78.22	69.10	26.05
8.001 to 8.500	295	52,128,987.33	5.49	8.273	100.00	568	78.21	66.03	26.22
8.501 to 9.000	266	42,729,535.01	4.50	8.769	100.00	550	77.83	67.77	22.06
9.001 to 9.500	84	12,518,937.02	1.32	9.261	100.00	546	77.35	65.99	18.75
9.501 to 10.000	68	9,675,889.25	1.02	9.744	100.00	533	75.71	46.66	11.80
10.001 to 10.500	23	2,658,001.62	0.28	10.266	100.00	541	68.70	72.67	0.00
10.501 to 11.000	12	1,449,119.00	0.15	10.820	100.00	524	66.91	37.71	0.00
Greater than 11.000	5	313,586.86	0.03	11.636	100.00	548	71.14	100.00	0.00
Subtotal (ARM Loans):	3,560	$809,955,815.47	85.28%	7.035%	100.00%	614	79.08%	76.92%	25.35%

Fixed Rate Loans:
5.501 to 6.000	24	$6,652,354.76	0.70%	5.971%	0.00%	701	74.49%	0.00%	15.80%
6.001 to 6.500	41	9,981,846.09	1.05	6.372	0.00	665	70.87	21.77	15.86
6.501 to 7.000	68	15,760,998.01	1.66	6.802	0.00	651	73.74	6.55	17.65
7.001 to 7.500	122	19,933,215.33	2.10	7.328	0.00	623	77.54	66.95	38.19
7.501 to 8.000	161	25,452,852.81	2.68	7.786	0.00	618	80.87	68.44	43.37
8.001 to 8.500	84	9,000,262.02	0.95	8.333	0.00	621	82.33	70.37	41.82
8.501 to 9.000	97	9,954,138.01	1.05	8.766	0.00	618	85.88	80.88	40.32
9.001 to 9.500	156	11,628,785.67	1.22	9.314	0.00	673	95.82	94.08	13.09
9.501 to 10.000	160	10,235,972.64	1.08	9.801	0.00	639	97.30	95.23	7.07
10.001 to 10.500	119	7,551,256.09	0.80	10.301	0.00	623	97.04	97.39	4.19
10.501 to 11.000	122	7,611,630.44	0.80	10.815	0.00	607	98.63	96.05	0.00
Greater than 11.000	114	6,022,952.73	0.63	11.438	0.00	598	96.99	99.31	0.00
Subtotal (Fixed Rate):	1,268	$139,786,264.60	14.72%	8.260%	0.00%	635	84.01%	64.16%	24.61%

Total:	4,828	$949,742,080.07	100.00%	7.215%	85.28%	617	79.80%	75.04%	25.24%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.001 - 3.500	9	$2,076,031.73	0.26%	6.610%	100.00%	686	82.26%	49.36%	21.48%
3.501 - 4.000	5	603,199.51	0.07	7.115	100.00	628	81.04	36.68	23.76
4.001 - 4.500	45	7,912,228.06	0.98	7.177	100.00	627	80.29	74.81	23.54
4.501 - 5.000	264	59,462,314.34	7.34	6.861	100.00	620	79.21	86.19	20.38
5.001 - 5.500	685	172,914,458.40	21.35	6.702	100.00	626	80.17	84.60	33.26
5.501 - 6.000	1,505	353,233,548.21	43.61	6.804	100.00	623	80.66	83.97	30.68
6.001 - 6.500	621	135,418,615.65	16.72	7.462	100.00	600	76.84	50.78	10.97
6.501 - 7.000	312	58,465,870.44	7.22	8.097	100.00	561	71.63	71.04	11.58
7.001 - 7.500	48	9,196,245.89	1.14	8.167	100.00	593	77.09	59.19	15.57
7.501 - 8.000	30	5,056,957.25	0.62	8.354	100.00	552	77.17	56.91	18.15
8.001 - 8.500	17	3,259,926.08	0.40	8.784	100.00	578	78.89	45.52	22.85
8.501 - 9.000	13	1,715,010.21	0.21	9.658	100.00	546	75.56	75.14	8.38
9.001 - 9.500	3	165,485.53	0.02	9.739	100.00	544	86.48	75.85	0.00
9.501 - 10.000	3	475,924.17	0.06	9.728	100.00	511	76.82	38.44	0.00
Total:	3,560	$809,955,815.47	100.00%	7.035%	100.00%	614	79.08%	76.92%	25.35%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	7	$1,091,962.15	0.13%	7.352%	100.00%	557	75.88%	100.00%	0.00%
1.500	882	180,588,626.27	22.30	7.159	100.00	599	77.52	80.44	25.36
2.000	2,119	494,348,659.97	61.03	7.035	100.00	616	79.72	78.01	27.85
3.000	545	131,113,119.53	16.19	6.867	100.00	627	78.95	67.67	16.65
5.000	7	2,813,447.55	0.35	6.584	100.00	661	73.69	80.26	0.00
Total:	3,560	$809,955,815.47	100.00%	7.035%	100.00%	614	79.08%	76.92%	25.35%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2,671	$627,092,713.75	77.42%	7.001%	100.00%	618	79.53%	75.98%	25.44%
1.500	883	180,897,874.44	22.33	7.159	100.00	599	77.50	80.31	25.32
2.000	6	1,965,227.28	0.24	6.239	100.00	712	78.92	65.68	0.00
Total:	3,560	$809,955,815.47	100.00%	7.035%	100.00%	614	79.08%	76.92%	25.35%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.001 - 11.500	35	$9,563,594.36	1.18%	5.693%	100.00%	665	79.69%	79.61%	4.73%
11.501 - 12.000	73	22,207,931.99	2.74	5.885	100.00	655	78.76	91.32	11.31
12.001 - 12.500	173	47,686,687.57	5.89	5.948	100.00	655	78.09	83.71	14.63
12.501 - 13.000	416	114,494,696.16	14.14	6.046	100.00	655	79.70	87.41	24.02
13.001 - 13.500	522	136,332,793.45	16.83	6.450	100.00	636	80.07	85.90	28.80
13.501 - 14.000	607	152,176,461.35	18.79	6.902	100.00	623	81.03	75.75	30.34
14.001 - 14.500	547	116,726,954.60	14.41	7.322	100.00	596	77.57	68.04	25.77
14.501 - 15.000	508	102,385,165.87	12.64	7.826	100.00	577	78.22	69.50	27.65
15.001 - 15.500	264	46,726,337.81	5.77	8.311	100.00	569	78.32	67.39	28.10
15.501 - 16.000	247	38,921,122.16	4.81	8.804	100.00	547	77.54	68.74	20.18
16.001 - 16.500	74	10,316,563.16	1.27	9.268	100.00	541	77.18	73.44	18.48
16.501 - 17.000	56	8,186,106.97	1.01	9.765	100.00	534	75.23	45.52	13.94
17.001 - 17.500	22	2,562,123.43	0.32	10.267	100.00	542	68.46	71.64	0.00
17.501 - 18.000	11	1,355,689.73	0.17	10.825	100.00	525	67.22	33.41	0.00
18.001 - 18.500	2	94,399.30	0.01	11.297	100.00	534	62.35	100.00	0.00
18.501 - 19.000	3	219,187.56	0.03	11.782	100.00	554	74.92	100.00	0.00
Total:	3,560	$809,955,815.47	100.00%	7.035%	100.00%	614	79.08%	76.92%	25.35%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	48	$13,848,108.00	1.71%	5.461%	100.00%	668	76.41%	93.65%	9.03%
5.501 - 6.000	403	120,238,058.97	14.85	5.789	100.00	660	79.12	96.66	23.77
6.001 - 6.500	566	151,453,049.24	18.70	6.287	100.00	642	80.26	85.54	26.72
6.501 - 7.000	646	161,993,114.22	20.00	6.803	100.00	630	81.08	74.21	29.05
7.001 - 7.500	592	128,198,212.61	15.83	7.279	100.00	599	77.70	68.19	24.95
7.501 - 8.000	556	113,379,403.81	14.00	7.774	100.00	578	78.20	69.06	25.97
8.001 - 8.500	295	52,058,375.90	6.43	8.275	100.00	568	78.29	65.98	26.69
8.501 - 9.000	266	42,584,567.76	5.26	8.774	100.00	549	77.69	67.66	21.45
9.001 - 9.500	83	12,303,150.76	1.52	9.257	100.00	544	77.62	65.39	19.08
9.501 - 10.000	65	9,479,066.72	1.17	9.746	100.00	533	75.74	45.55	12.04
10.001 - 10.500	23	2,658,001.62	0.33	10.266	100.00	541	68.70	72.67	0.00
10.501 - 11.000	12	1,449,119.00	0.18	10.820	100.00	524	66.91	37.71	0.00
11.001 - 11.500	2	94,399.30	0.01	11.297	100.00	534	62.35	100.00	0.00
11.501 - 12.000	3	219,187.56	0.03	11.782	100.00	554	74.92	100.00	0.00
Total:	3,560	$809,955,815.47	100.00%	7.035%	100.00%	614	79.08%	76.92%	25.35%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	8	$1,056,641.81	0.13%	7.337%	100.00%	607	76.07%	100.00%	15.44%
13 - 24	3,197	730,297,850.35	90.17	7.072	100.00	612	79.05	75.98	25.26
25 - 36	323	67,966,124.03	8.39	6.709	100.00	635	79.46	84.57	26.77
37 >=	32	10,635,199.28	1.31	6.545	100.00	657	78.47	90.23	23.40
Total:	3,560	$809,955,815.47	100.00%	7.035%	100.00%	614	79.08%	76.92%	25.35%

SAIL 2005-8 Collateral Summary – Group 2

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 2

Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	3,221	$661,663,427.61	51.24%	7.464%	100.00%	634	85.11%	31.50%	41.50%
2/1 ARM (1 yr Libor)	29	4,214,777.39	0.33	7.665	100.00	730	100.00	100.00	93.21
2/13 ARM (Libor)	1	149,107.15	0.01	6.500	100.00	796	80.00	0.00	0.00
2/38 ARM (Libor)	40	12,184,827.07	0.94	6.924	100.00	664	81.60	4.22	14.66
3/27 ARM (Libor)	210	43,899,372.85	3.40	7.314	100.00	635	84.58	32.60	37.23
5/25 ARM (Libor)	38	6,610,941.73	0.51	7.113	100.00	672	82.26	46.45	46.46
Balloon	1,056	71,648,937.76	5.55	9.575	0.00	665	94.79	30.35	9.56
Fixed Rate	725	115,888,373.27	8.97	6.990	0.00	640	78.49	83.14	28.27
3/1 ARM (1 yr Libor)	11	1,673,658.53	0.13	7.398	100.00	722	100.00	77.17	75.98
3/37 ARM (Libor)	1	349,377.86	0.03	5.400	100.00	757	58.82	100.00	0.00
5/35 ARM (Libor)	1	232,681.49	0.02	6.375	100.00	602	78.72	0.00	0.00
Subtotal (Non-IO):	5,333	$918,515,482.71	71.13%	7.551%	79.58%	638	85.02%	38.13%	37.08%

Interest-Only Loans:
2/28 ARM (Libor)	1,161	$340,355,782.59	26.36%	6.884%	100.00%	639	81.92%	30.33%	26.48%
3/27 ARM (Libor)	100	28,244,758.32	2.19	6.833	100.00	640	80.61	35.32	23.18
5/25 ARM (Libor)	6	1,904,000.00	0.15	6.382	100.00	691	65.32	0.00	0.00
Fixed Rate	12	2,367,494.50	0.18	7.157	0.00	606	77.04	71.95	12.53
Subtotal (IO Loans):	1,279	$372,872,035.41	28.87%	6.879%	99.37%	639	81.71%	30.81%	26.00%

Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	163	$47,797,035.75	12.82%	6.733%	100.00%	641	81.56%	24.64%	23.88%
36	12	3,346,634.15	0.90	7.313	100.00	634	82.87	28.48	30.25
60	1,094	319,141,265.51	85.59	6.896	99.26	639	81.72	31.82	26.24
120	10	2,587,100.00	0.69	7.006	100.00	681	81.86	24.02	29.88
Total:	1,279	$372,872,035.41	100.00%	6.879%	99.37%	639	81.71%	30.81%	26.00%

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	717	$25,492,893.32	1.97%	10.202%	17.04%	656	97.30%	36.09%	9.56%
50,000.01 - 100,000.00	1,250	94,870,744.12	7.35	8.795	53.62	643	90.05	39.93	18.50
100,000.01 - 150,000.00	1,094	136,327,678.54	10.56	7.637	79.32	637	84.65	47.74	29.63
150,000.01 - 200,000.00	898	157,441,291.44	12.19	7.342	87.83	635	82.83	44.86	35.61
200,000.01 - 250,000.00	667	149,896,024.93	11.61	7.223	90.43	636	83.01	37.21	34.61
250,000.01 - 300,000.00	630	173,272,913.27	13.42	7.066	89.68	636	81.46	32.84	29.89
300,000.01 - 350,000.00	418	135,519,174.74	10.49	7.102	92.30	636	83.17	32.23	37.97
350,000.01 - 400,000.00	335	125,421,158.27	9.71	7.091	90.43	640	83.37	29.52	38.76
400,000.01 - 450,000.00	238	101,375,647.98	7.85	6.995	90.41	640	82.76	26.33	37.15
450,000.01 - 500,000.00	177	84,017,857.09	6.51	7.047	93.85	642	84.10	32.09	40.74
500,000.01 - 550,000.00	89	46,958,786.86	3.64	6.966	93.29	643	86.18	31.56	49.47
550,000.01 - 600,000.00	61	35,051,089.59	2.71	7.020	95.09	636	84.67	31.34	44.68
600,000.01 - 650,000.00	20	12,482,119.36	0.97	6.909	95.14	643	85.74	34.88	25.04
650,000.01 >=	18	13,260,138.61	1.03	6.780	82.03	661	85.04	39.11	26.12
Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	5,441	$1,225,658,576.81	94.91%	7.190%	89.87%	637	83.22%	37.27%	35.70%
2nd Lien	1,171	65,728,941.31	5.09	10.478	0.00	667	99.85	12.66	0.00
Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	3,948	$667,228,543.32	51.67%	7.594%	88.53%	657	86.25%	30.03%	28.78%
Cash Out Refinance	2,416	573,479,686.55	44.41	7.099	81.74	619	81.53	42.32	39.33
Rate/Term Refinance	244	49,451,939.91	3.83	7.169	82.44	621	83.87	44.04	39.78
Debt Consolidation	4	1,227,348.34	0.10	7.030	100.00	580	87.06	24.36	24.36
Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	5,817	$1,144,630,560.19	88.64%	7.272%	83.82%	635	83.36%	35.33%	29.51%
Investment	735	136,370,037.26	10.56	8.061	96.89	671	89.67	41.70	68.33
Second Home	60	10,386,920.67	0.80	7.471	96.11	665	88.28	37.39	63.83
Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,041	$59,606,005.72	4.62%	10.269%	0.25%	664	97.68%	17.54%	0.70%
181 - 240	64	5,659,662.82	0.44	7.924	0.00	650	83.40	61.62	20.83
241 - 360	5,463	1,212,725,965.59	93.91	7.217	89.76	637	83.44	37.08	35.80
361 - 480	44	13,395,883.99	1.04	6.844	95.30	663	79.91	11.14	13.34
Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,041	$59,606,005.72	4.62%	10.269%	0.25%	664	97.68%	17.54%	0.70%
181 - 240	64	5,659,662.82	0.44	7.924	0.00	650	83.40	61.62	20.83
241 - 360	5,463	1,212,725,965.59	93.91	7.217	89.76	637	83.44	37.08	35.80
361 - 480	44	13,395,883.99	1.04	6.844	95.30	663	79.91	11.14	13.34
Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	2,050	$558,609,747.44	43.26%	7.039%	85.62%	637	81.72%	29.57%	28.63%
IL	540	86,397,754.75	6.69	7.937	91.78	641	87.00	39.58	41.35
FL	540	86,252,648.21	6.68	7.525	83.00	635	84.33	37.11	38.15
NY	264	76,407,033.80	5.92	7.476	80.56	644	85.65	30.59	43.79
AZ	370	56,901,342.68	4.41	7.546	86.64	641	84.75	41.92	32.73
MN	347	46,408,211.87	3.59	7.718	84.72	646	86.97	33.97	33.87
NV	173	35,030,411.37	2.71	7.253	86.64	641	84.24	33.61	37.68
NJ	150	34,699,067.57	2.69	7.714	92.58	641	85.55	23.32	47.37
MI	267	31,354,860.03	2.43	7.704	90.71	635	88.24	55.38	32.20
MD	126	25,496,594.95	1.97	7.516	86.68	637	84.07	42.46	31.65
Other	1,785	253,829,845.45	19.66	7.566	82.39	640	86.22	48.35	36.81
Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	222	$43,743,930.51	3.39%	6.470%	58.58%	624	51.00%	51.79%	0.00%
60.01 to 70.00%	226	55,063,197.52	4.26	6.475	68.20	616	66.35	52.50	0.00
70.01 to 80.00%	2,362	545,900,155.89	42.27	6.916	92.84	644	79.39	25.90	0.00
80.01 to 85.00%
With MI:	392	101,435,811.95	7.85	7.258	84.52	611	84.46	35.80	100.00
Without MI:	151	29,024,415.40	2.25	7.758	92.20	573	84.58	34.84	0.00
85.01 to 90.00%
With MI:	723	175,325,778.27	13.58	7.484	91.10	643	89.68	26.36	100.00
Without MI:	277	57,256,238.85	4.43	7.686	90.55	605	89.74	32.41	0.00
90.01 to 95.00%
With MI:	588	128,236,789.92	9.93	7.609	94.40	654	94.86	73.28	100.00
Without MI:	226	44,585,942.91	3.45	7.706	96.47	622	94.73	74.79	0.00
95.01 to 100.00%
With MI:	175	32,568,919.11	2.52	7.936	95.64	687	99.80	53.85	100.00
Without MI:	99	12,517,396.48	0.97	8.474	97.75	640	99.89	62.70	0.00
Subtotal (First Lien):	5,441	$1,225,658,576.81	94.91%	7.190%	89.87%	637	83.22%	37.27%	35.70%

Second Lien Loans:
90.01 to 95.00%	31	$1,740,988.16	0.13%	10.490%	0.00%	663	95.00%	2.65%	0.00%
95.01 to 100.00%	1,140	63,987,953.15	4.95	10.478	0.00	667	99.98	12.93	0.00
Subtotal (Second Lien):	1,171	$65,728,941.31	5.09%	10.478%	0.00%	667	99.85%	12.66%	0.00%

Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	2,100	$481,311,229.76	37.27%	7.408%	87.94%	640	87.13%	45.02%	90.91%
60.01 to 70.00%	226	55,063,197.52	4.26	6.475	68.20	616	66.35	52.50	0.00
70.01 to 80.00%	2,362	545,900,155.89	42.27	6.916	92.84	644	79.39	25.90	0.00
80.01 to 85.00%	151	29,024,415.40	2.25	7.758	92.20	573	84.58	34.84	0.00
85.01 to 90.00%	277	57,256,238.85	4.43	7.686	90.55	605	89.74	32.41	0.00
90.01 to 95.00%	226	44,585,942.91	3.45	7.706	96.47	622	94.73	74.79	0.00
95.01 to 100.00%	99	12,517,396.48	0.97	8.474	97.75	640	99.89	62.70	0.00
Subtotal (First Lien):	5,441	$1,225,658,576.81	94.91%	7.190%	89.87%	637	83.22%	37.27%	35.70%

Second Lien Loans:
90.01 to 95.00%	31	$1,740,988.16	0.13%	10.490%	0.00%	663	95.00%	2.65%	0.00%
95.01 to 100.00%	1,140	63,987,953.15	4.95	10.478	0.00	667	99.98	12.93	0.00
Subtotal (Second Lien):	1,171	$65,728,941.31	5.09%	10.478%	0.00%	667	99.85%	12.66%	0.00%

Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	219	$43,018,202.49	3.33%	6.437%	58.20%	624	50.99%	52.14%	0.00%
60.01 to 70.00%	223	54,208,457.88	4.20	6.483	68.19	616	66.21	50.83	0.00
70.01 to 80.00%	726	177,184,493.76	13.72	7.037	83.42	612	78.14	32.43	0.00
80.01 to 85.00%
With MI:	372	97,866,270.92	7.58	7.245	83.96	610	84.45	36.08	100.00
Without MI:	136	27,776,077.39	2.15	7.670	90.89	575	84.19	34.70	0.00
85.01 to 90.00%
With MI:	677	167,327,315.72	12.96	7.461	90.87	642	89.67	26.88	100.00
Without MI:	261	56,704,659.84	4.39	7.609	89.95	612	89.01	30.47	0.00
90.01 to 95.00%
With MI:	603	130,728,949.78	10.12	7.618	94.34	654	94.61	71.21	100.00
Without MI:	306	60,762,615.35	4.71	7.589	97.24	627	90.88	60.69	0.00
95.01 to 100.00%
With MI:	226	41,644,762.83	3.22	7.907	96.32	680	97.69	49.61	100.00
Without MI:	1,692	368,436,770.85	28.53	6.918	97.35	658	80.75	24.85	0.00
Subtotal (First Lien):	5,441	$1,225,658,576.81	94.91%	7.190%	89.87%	637	83.22%	37.27%	35.70%

Second Lien Loans:
90.01 to 95.00%	31	$1,740,988.16	0.13%	10.490%	0.00%	663	95.00%	2.65%	0.00%
95.01 to 100.00%	1,140	63,987,953.15	4.95	10.478	0.00	667	99.98	12.93	0.00
Subtotal (Second Lien):	1,171	$65,728,941.31	5.09%	10.478%	0.00%	667	99.85%	12.66%	0.00%

Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
480 - 499	3	$557,383.79	0.04%	6.378%	100.00%	495	91.23%	100.00%	0.00%
500 - 520	70	12,702,245.99	0.98	8.294	90.84	510	80.56	51.96	15.95
521 - 540	117	23,409,387.18	1.81	7.941	90.02	531	80.41	52.02	20.52
541 - 560	246	56,493,618.17	4.37	7.550	89.58	552	81.36	43.65	28.77
561 - 580	338	75,797,494.00	5.87	7.503	92.82	572	81.81	45.13	37.23
581 - 600	681	143,158,776.13	11.09	7.225	91.41	591	82.29	58.47	34.44
601 - 620	959	200,468,956.68	15.52	7.175	87.45	611	83.77	52.98	36.92
621 - 640	1,168	219,239,844.71	16.98	7.455	82.25	630	83.65	26.24	29.42
641 - 660	945	164,890,627.87	12.77	7.508	81.87	650	85.91	26.78	33.66
661 - 680	664	115,501,070.89	8.94	7.411	80.20	670	85.12	24.56	34.50
681 - 700	516	94,360,578.93	7.31	7.227	81.04	690	85.54	26.49	37.15
701 - 720	328	64,601,556.83	5.00	7.152	84.92	710	84.78	22.73	35.19
721 - 740	232	48,056,744.98	3.72	7.206	86.66	731	85.80	16.80	32.64
741 - 760	189	40,753,255.95	3.16	7.194	85.59	750	86.67	25.75	44.64
761 - 780	93	18,673,400.18	1.45	7.253	84.45	769	84.65	19.44	35.28
781 >=	63	12,722,575.84	0.99	7.155	75.29	793	86.98	40.16	37.98
Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	4,615	$877,223,859.60	67.93%	7.321%	84.18%	634	83.59%	37.00%	32.37%
PUD	837	171,734,920.25	13.30	7.322	85.74	640	84.02	35.03	30.84
2-4 Family	562	143,411,418.83	11.11	7.571	90.92	655	85.92	32.64	46.81
Condo	595	98,645,535.84	7.64	7.429	86.59	652	85.65	33.70	33.97
Manufactured Housing	3	371,783.60	0.03	6.919	0.00	677	85.00	100.00	0.00
Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$275,199,107.31	$47,541,236.40	$666,834,949.59	$12,443,916.90	$0.00	$0.00	$1,002,019,210.20
Fixed Rate	15,932,388.75	8,946,014.12	5,607,315.88	87,770,149.02	0.00	0.00	118,255,867.77
3/27 ARM (Libor)	25,515,910.43	2,098,949.66	2,481,979.34	42,047,291.74	0.00	0.00	72,144,131.17
Balloon	23,388,208.59	2,654,960.38	4,792,420.07	40,813,348.72	0.00	0.00	71,648,937.76
2/38 ARM (Libor)	1,074,363.61	1,357,859.48	9,752,603.98	0.00	0.00	0.00	12,184,827.07
5/25 ARM (Libor)	1,471,205.43	0.00	157,889.28	6,426,247.83	0.00	459,599.19	8,514,941.73
2/1 ARM (1 yr Libor)	2,108,670.67	143,693.10	1,145,200.34	817,213.28	0.00	0.00	4,214,777.39
3/1 ARM (1 yr Libor)	570,050.48	0.00	228,211.52	875,396.53	0.00	0.00	1,673,658.53
3/37 ARM (Libor)	0.00	0.00	0.00	349,377.86	0.00	0.00	349,377.86
5/35 ARM (Libor)	0.00	0.00	0.00	232,681.49	0.00	0.00	232,681.49
2/13 ARM (Libor)	149,107.15	0.00	0.00	0.00	0.00	0.00	149,107.15
Total:	$345,409,012.42	$62,742,713.14	$691,000,570.00	$191,775,623.37	$0.00	$459,599.19	$1,291,387,518.12

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	27.46%	4.74%	66.55%	1.24%	0.00%	0.00%	77.59%
Fixed Rate	13.47	7.56	4.74	74.22	0.00	0.00	9.16
3/27 ARM (Libor)	35.37	2.91	3.44	58.28	0.00	0.00	5.59
Balloon	32.64	3.71	6.69	56.96	0.00	0.00	5.55
2/38 ARM (Libor)	8.82	11.14	80.04	0.00	0.00	0.00	0.94
5/25 ARM (Libor)	17.28	0.00	1.85	75.47	0.00	5.40	0.66
2/1 ARM (1 yr Libor)	50.03	3.41	27.17	19.39	0.00	0.00	0.33
3/1 ARM (1 yr Libor)	34.06	0.00	13.64	52.30	0.00	0.00	0.13
3/37 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.03
5/35 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.02
2/13 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.01
Total:	26.75%	4.86%	53.51%	14.85%	0.00%	0.04%	100.00%

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	3,722	$805,423,486.50	62.37%	7.079%	83.19%	635	82.46%	37.06%	31.11%
None	1,881	345,409,012.42	26.75	7.927	88.62	645	86.80	31.23	40.87
2% of UPB	318	48,325,695.96	3.74	7.551	93.15	641	86.29	39.13	38.07
1% of Amount Prepaid	313	27,055,329.00	2.10	8.214	74.35	641	90.13	52.71	23.64
6 Mo. Int. on UPB	100	22,258,558.98	1.72	7.032	100.00	647	82.53	11.76	21.61
Other	278	42,915,435.26	3.32	7.393	88.39	639	86.67	53.51	37.87
Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Stated	3,624	$706,079,959.73	54.68%	7.589%	90.56%	649	84.06%	0.00%	30.52%
Full	2,546	465,156,703.46	36.02	7.072	74.24	623	84.69	100.00	41.71
Limited	433	118,650,304.52	9.19	7.094	97.24	635	81.78	0.00	23.45
No Documentation	9	1,500,550.41	0.12	7.762	89.46	660	70.59	0.00	15.10
Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
0.01 to 5.00	4	$1,131,111.01	0.09%	7.465%	54.54%	634	84.95%	100.00%	54.54%
5.01 to 10.00	8	1,443,203.45	0.11	7.275	53.52	662	76.85	100.00	31.35
10.01 to 15.00	23	5,711,113.91	0.44	6.951	73.76	637	83.99	100.00	57.39
15.01 to 20.00	33	6,888,687.85	0.53	7.318	72.14	638	87.84	100.00	52.85
20.01 to 25.00	104	16,413,507.77	1.27	7.313	68.30	627	85.41	100.00	34.01
25.01 to 30.00	177	31,930,739.52	2.47	7.057	69.36	632	82.86	100.00	39.21
30.01 to 35.00	254	42,395,243.01	3.28	7.060	74.49	634	84.38	100.00	45.13
35.01 to 40.00	375	65,059,592.20	5.04	7.031	72.99	622	83.58	100.00	41.30
40.01 to 45.00	536	94,847,271.55	7.34	7.133	76.95	620	85.61	100.00	45.18
45.01 to 50.00	813	149,780,966.85	11.60	7.052	77.38	620	85.55	100.00	39.10
50.01 to 55.00	217	49,118,817.05	3.80	6.988	67.54	621	83.01	100.00	41.81
55.01 to 60.00	2	436,449.29	0.03	5.481	68.74	644	63.79	100.00	0.00
Subtotal (Full Doc):	2,546	$465,156,703.46	36.02%	7.072%	74.24%	623	84.69%	100.00%	41.71%

Non-Full Doc Loans:
Not Available	8	$1,342,363.70	0.10%	7.734%	100.00%	661	69.48%	0.00%	16.88%
0.01 to 5.00	1	62,043.33	0.00	9.875	0.00	669	90.00	0.00	0.00
5.01 to 10.00	3	596,019.60	0.05	8.651	100.00	632	91.59	0.00	0.00
10.01 to 15.00	35	5,114,582.98	0.40	7.636	99.22	640	84.69	0.00	38.77
15.01 to 20.00	68	10,574,444.25	0.82	7.782	96.84	643	84.38	0.00	36.26
20.01 to 25.00	103	18,069,915.09	1.40	7.524	97.33	656	84.13	0.00	50.59
25.01 to 30.00	231	41,036,992.30	3.18	7.372	94.48	653	82.34	0.00	30.15
30.01 to 35.00	401	70,879,129.64	5.49	7.512	92.21	644	83.16	0.00	31.28
35.01 to 40.00	643	123,739,765.25	9.58	7.478	91.59	648	83.70	0.00	31.28
40.01 to 45.00	1,008	214,434,278.28	16.60	7.477	91.84	645	83.61	0.00	29.21
45.01 to 50.00	1,444	312,849,762.13	24.23	7.572	90.27	650	84.27	0.00	27.45
50.01 to 55.00	120	27,430,472.98	2.12	7.463	88.83	627	81.43	0.00	24.04
55.01 to 60.00	1	101,045.13	0.01	7.000	100.00	684	70.00	0.00	0.00
Subtotal (Non-Full Doc):	4,066	$826,230,814.66	63.98%	7.518%	91.52%	647	83.71%	0.00%	29.48%

Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	38	$11,824,670.34	0.92%	5.385%	100.00%	650	75.48%	51.00%	10.05%
5.501 to 6.000	274	76,492,924.99	5.92	5.857	100.00	654	78.47	39.22	15.61
6.001 to 6.500	599	162,365,464.85	12.57	6.328	100.00	647	79.79	36.22	22.15
6.501 to 7.000	1,097	280,985,025.48	21.76	6.829	100.00	639	81.50	29.99	26.52
7.001 to 7.500	787	191,498,961.89	14.83	7.298	100.00	635	85.21	26.53	40.42
7.501 to 8.000	828	174,970,699.36	13.55	7.790	100.00	634	87.29	31.05	50.76
8.001 to 8.500	468	88,806,534.59	6.88	8.274	100.00	623	88.27	31.97	51.28
8.501 to 9.000	425	73,152,851.39	5.66	8.775	100.00	623	89.93	30.58	57.22
9.001 to 9.500	165	25,848,660.77	2.00	9.244	100.00	617	90.17	28.57	51.46
9.501 to 10.000	103	11,671,750.37	0.90	9.729	100.00	625	90.13	22.97	47.74
10.001 to 10.500	20	2,246,097.81	0.17	10.130	100.00	610	91.46	13.38	49.56
10.501 to 11.000	13	1,463,922.49	0.11	10.667	100.00	583	88.59	0.00	29.53
Greater than 11.000	2	155,148.26	0.01	11.317	100.00	515	80.00	0.00	0.00
Subtotal (ARM Loans):	4,819	$1,101,482,712.59	85.29%	7.252%	100.00%	637	83.97%	31.35%	36.10%

Fixed Rate Loans:
Less than 5.501	1	$112,232.27	0.01%	5.480%	0.00%	759	95.00%	100.00%	100.00%
5.501 to 6.000	115	30,004,393.34	2.32	5.987	0.00	666	74.12	98.15	29.04
6.001 to 6.500	160	35,692,239.24	2.76	6.341	0.00	637	75.41	96.30	27.12
6.501 to 7.000	205	36,879,864.78	2.86	6.816	0.00	630	75.89	90.21	28.63
7.001 to 7.500	62	11,577,128.98	0.90	7.184	0.00	630	81.86	84.20	48.32
7.501 to 8.000	30	4,340,115.48	0.34	7.782	0.00	623	82.33	58.54	61.67
8.001 to 8.500	18	2,101,493.77	0.16	8.321	0.00	633	83.91	39.05	49.72
8.501 to 9.000	23	2,551,044.84	0.20	8.748	0.00	613	89.28	25.93	40.71
9.001 to 9.500	88	4,690,515.78	0.36	9.335	0.00	689	98.83	43.28	3.46
9.501 to 10.000	263	15,400,436.74	1.19	9.850	0.00	685	99.17	11.43	1.42
10.001 to 10.500	299	17,402,887.33	1.35	10.282	0.00	682	99.72	10.72	0.28
10.501 to 11.000	269	15,404,199.84	1.19	10.819	0.00	647	99.75	9.61	0.40
Greater than 11.000	260	13,748,253.14	1.06	11.441	0.00	630	99.83	12.30	0.00
Subtotal (Fixed Rate):	1,793	$189,904,805.53	14.71%	7.967%	0.00%	649	84.62%	63.09%	21.02%

Total:	6,612	$1,291,387,518.12	100.00%	7.357%	85.29%	639	84.06%	36.02%	33.88%

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	4	$875,333.90	0.08%	6.571%	100.00%	707	62.56%	0.00%	0.00%
3.001 - 3.500	42	6,833,183.83	0.62	7.414	100.00	726	90.80	55.81	63.11
3.501 - 4.000	6	760,511.84	0.07	7.261	100.00	603	84.06	63.05	48.94
4.001 - 4.500	78	14,096,822.27	1.28	7.555	100.00	658	87.17	41.54	38.14
4.501 - 5.000	414	91,257,349.38	8.28	7.345	100.00	638	84.10	37.04	36.14
5.001 - 5.500	852	211,942,039.04	19.24	7.034	100.00	621	82.82	32.28	43.40
5.501 - 6.000	2,356	522,816,735.90	47.46	7.261	100.00	641	85.49	36.94	42.27
6.001 - 6.500	877	213,882,223.01	19.42	7.269	100.00	642	80.99	13.29	13.99
6.501 - 7.000	89	21,859,642.54	1.98	7.478	100.00	612	80.92	27.76	25.57
7.001 - 7.500	41	7,108,271.17	0.65	7.936	100.00	610	87.07	44.18	37.42
7.501 - 8.000	30	4,456,649.15	0.40	8.414	100.00	613	88.52	25.07	36.16
8.001 - 8.500	18	3,712,054.12	0.34	8.810	100.00	611	87.24	20.48	42.95
8.501 - 9.000	7	1,287,282.26	0.12	9.187	100.00	580	89.03	10.08	14.05
9.001 - 9.500	3	350,193.62	0.03	9.528	100.00	599	89.99	0.00	28.24
9.501 - 10.000	2	244,420.56	0.02	9.875	100.00	573	94.98	100.00	0.00
Total:	4,819	$1,101,482,712.59	100.00%	7.252%	100.00%	637	83.97%	31.35%	36.10%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	9	$1,081,874.31	0.10%	7.681%	100.00%	632	81.92%	16.15%	6.93%
1.500	981	211,244,580.54	19.18	7.225	100.00	634	82.94	27.93	33.80
2.000	3,122	700,343,196.32	63.58	7.322	100.00	637	84.85	34.58	39.18
3.000	701	187,422,192.44	17.02	7.023	100.00	638	82.00	23.48	27.62
5.000	5	1,120,868.98	0.10	6.640	100.00	681	72.16	0.00	0.00
6.000	1	270,000.00	0.02	6.250	100.00	703	23.48	0.00	0.00
Total:	4,819	$1,101,482,712.59	100.00%	7.252%	100.00%	637	83.97%	31.35%	36.10%

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,784	$879,480,583.63	79.85%	7.256%	100.00%	637	84.16%	31.83%	36.51%
1.500	984	212,575,304.85	19.30	7.236	100.00	634	82.92	27.76	33.59
2.000	51	9,426,824.11	0.86	7.268	100.00	699	89.80	67.78	55.16
Total:	4,819	$1,101,482,712.59	100.00%	7.252%	100.00%	637	83.97%	31.35%	36.10%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	1	$319,314.20	0.03%	5.625%	100.00%	657	80.00%	100.00%	0.00%
11.001 - 11.500	25	7,142,390.75	0.65	5.721	100.00	644	79.20	34.04	13.57
11.501 - 12.000	79	22,888,921.23	2.08	5.968	100.00	663	79.24	28.83	11.14
12.001 - 12.500	155	44,449,914.84	4.04	6.263	100.00	658	79.28	30.65	19.14
12.501 - 13.000	396	108,026,923.18	9.81	6.353	100.00	642	79.75	32.96	18.72
13.001 - 13.500	569	153,344,583.35	13.92	6.494	100.00	641	80.60	37.44	24.55
13.501 - 14.000	1,039	256,346,604.41	23.27	6.937	100.00	639	82.22	31.85	30.00
14.001 - 14.500	731	172,071,281.45	15.62	7.357	100.00	635	85.48	26.76	41.07
14.501 - 15.000	720	152,486,042.91	13.84	7.838	100.00	634	87.27	29.58	51.08
15.001 - 15.500	426	79,911,469.67	7.25	8.306	100.00	625	88.17	31.46	53.61
15.501 - 16.000	399	67,489,784.33	6.13	8.800	100.00	624	90.25	32.17	58.79
16.001 - 16.500	153	23,671,511.40	2.15	9.248	100.00	620	91.13	30.39	56.73
16.501 - 17.000	94	9,888,888.93	0.90	9.752	100.00	628	90.01	22.42	50.93
17.001 - 17.500	19	2,021,234.93	0.18	10.125	100.00	600	90.51	14.87	43.94
17.501 - 18.000	11	1,268,698.75	0.12	10.675	100.00	585	88.25	0.00	34.07
18.001 - 18.500	1	79,971.78	0.01	11.050	100.00	515	80.00	0.00	0.00
18.501 - 19.000	1	75,176.48	0.01	11.600	100.00	515	80.00	0.00	0.00
Total:	4,819	$1,101,482,712.59	100.00%	7.252%	100.00%	637	83.97%	31.35%	36.10%

Collateral Characteristics – Group 2 (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	29	$7,356,125.90	0.67%	5.808%	100.00%	683	78.60%	50.94%	23.71%
5.501 - 6.000	309	82,749,334.84	7.51	5.930	100.00	653	79.66	45.40	20.04
6.001 - 6.500	614	167,584,358.56	15.21	6.326	100.00	648	79.76	35.01	21.45
6.501 - 7.000	1,099	280,787,158.99	25.49	6.829	100.00	639	81.49	29.88	26.51
7.001 - 7.500	782	190,000,665.67	17.25	7.296	100.00	635	85.10	26.50	40.33
7.501 - 8.000	793	169,938,209.70	15.43	7.790	100.00	632	86.98	29.51	49.78
8.001 - 8.500	469	88,877,798.86	8.07	8.276	100.00	623	88.28	31.98	51.19
8.501 - 9.000	424	73,236,574.06	6.65	8.778	100.00	623	89.91	30.47	57.34
9.001 - 9.500	164	25,760,748.81	2.34	9.246	100.00	617	90.13	28.21	51.64
9.501 - 10.000	101	11,326,568.64	1.03	9.729	100.00	626	90.22	23.67	47.60
10.001 - 10.500	20	2,246,097.81	0.20	10.130	100.00	610	91.46	13.38	49.56
10.501 - 11.000	13	1,463,922.49	0.13	10.667	100.00	583	88.59	0.00	29.53
11.001 - 11.500	1	79,971.78	0.01	11.050	100.00	515	80.00	0.00	0.00
11.501 - 12.000	1	75,176.48	0.01	11.600	100.00	515	80.00	0.00	0.00
Total:	4,819	$1,101,482,712.59	100.00%	7.252%	100.00%	637	83.97%	31.35%	36.10%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	10	$3,614,181.88	0.33%	6.957%	100.00%	610	86.33%	22.83%	34.24%
13 - 24	4,442	1,014,953,739.93	92.14	7.265	100.00	636	84.06	31.09	36.37
25 - 36	322	74,167,167.56	6.73	7.123	100.00	639	83.30	34.96	32.57
37 >=	45	8,747,623.22	0.79	6.934	100.00	675	78.48	35.10	35.11
Total:	4,819	$1,101,482,712.59	100.00%	7.252%	100.00%	637	83.97%	31.35%	36.10%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.